Spartan®

California Municipal
Funds

and

Fidelity ®
California Municipal
Money Market Fund

Annual Report

February 28, 2002

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies
Spartan California Municipal Income Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Spartan California Municipal Money Market Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity California Municipal Money Market Fund
	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the Financial Statements
Report of Independent Accountants	<Click Here>	The auditors' opinion
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Equity investors were still in search of solid footing after the first two months of 2002. High profile benchmarks such as the NASDAQ Composite® Index and Standard & Poor's 500SM Index were down year to date, but the blue chips' Dow Jones Industrial AverageSM posted a modest single-digit gain. Meanwhile, municipal bonds and mortgage-backed securities were the early performance leaders among the investment-grade fixed-income markets.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Spartan California Municipal Income Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan® CA Municipal Income	6.36%	36.10%	91.79%
LB California Municipal Bond	6.68%	37.05%	n/a*
California Municipal Debt Funds Average	5.49%	31.05%	86.75%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® California Municipal Bond Index - a market value-weighted index of California investment-grade municipal bonds with maturities of at least one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the California municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past average represents a peer group of 106 mutual funds. These benchmarks include reinvested dividends and capital gains, if any.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan CA Municipal Income	6.36%	6.36%	6.73%
LB California Municipal Bond	6.68%	6.51%	n/a*
California Municipal Debt Funds Average	5.49%	5.55%	6.44%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Annual Report

Spartan California Municipal Income Fund
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Spartan® California Municipal Income Fund on February 28, 1992. As the chart shows, by February 28, 2002, the value of the investment would have grown to $19,179 - a 91.79% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,514 - a 95.14% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Total Return Components

	Years ended February 28,		Year ended February 29,	Years ended February 28,
	2002	2001	2000	1999	1998
Dividend returns	4.61%	5.22%	4.46%	4.73%	5.23%
Capital returns	1.75%	7.20%	-6.74%	1.27%	4.66%
Total returns	6.36%	12.42%	-2.28%	6.00%	9.89%

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended February 28, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	4.16¢	26.91¢	55.22¢
Annualized dividend rate	4.33%	4.33%	4.45%
30-day annualized yield	3.65%	-	-
30-day annualized tax-equivalent yield	6.19%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $12.52 over the past one month, $12.52 over the past six months and $12.42 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 41.05% combined effective federal and state income tax bracket, but does not reflect the payment of the federal alternative minimum tax, if applicable.

Annual Report

Spartan California Municipal Income Fund

Fund Talk: The Manager's Overview

Market Recap

A strong start and a strong finish resulted in a solid one-year return for the overall municipal bond market during the 12-month period ending February 28, 2002. In that time span, the Lehman Brothers® Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds, gained 6.84%, outpacing both the Lehman Brothers Government Bond and Treasury indexes. Municipal bonds rode the wave of Federal Reserve Board interest rate cuts, volatile stock markets and strong demand in the first half of the past year, registering gains in five of the first six months of the period. But that streak was halted when the tragic events of September 11 resulted in a brief but nonetheless powerful rush to Treasury securities. Muni bonds then suffered consecutive down months in November and December; a rebound in the stock market and signs of improvement in the economy raised speculation about the possibility of interest rate hikes down the road, a scenario not always conducive to strong municipal bond performance. However, confidence about the strength of any economic rebound grew shaky in the early stages of 2002, and municipal bonds responded with their best month of the period in January, followed by another strong gain in February as investors sought out tax-free income amid uncertainty in the stock market.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan California Municipal Income Fund

Q. How did the fund perform, Christine?

A. For the 12-month period ending February 28, 2002, the fund had a total return of 6.36%. To get a sense of how the fund did relative to its competitors, the California municipal debt funds average returned 5.49% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers California Municipal Bond Index, which tracks the types of securities in which the fund invests, returned 6.68%.

Q. What helped the fund outpace its Lipper peer average during the past year?

A. The fund benefited from my focus on securities that offered better value relative to other bonds based on maturity, credit quality and other criteria. Throughout the period, for example, I often took advantage of market aberrations to buy bonds of a selected maturity within a given maturity range that I felt were cheap relative to others in that same range. In doing so, I anticipated selling them as their prices moved back into alignment with other municipal securities. Generally speaking, these trades were a plus for performance.

Annual Report

Spartan California Municipal Income Fund
Fund Talk: The Manager's Overview - continued

Q. How did your choices regarding credit quality affect performance?

A. Maintaining a defensive stance regarding credit quality also was a plus during the past 12 months. By defensive, I'm referring to my focus on high-quality bonds. Throughout the year, I increased the fund's already high credit quality, with nearly 93% of its investments in bonds rated A or higher by Moody's Investors Service or Standard & Poor's® at the end of the period. In addition, approximately half of the fund's investments were insured, meaning their principal and interest payments - but not their prices - are guaranteed by a municipal bond insurer. I chose to emphasize high-quality bonds because I didn't feel that lower-quality bonds offered enough additional yield for their added risk and heightened susceptibility to an economic slowdown.

Q. Did you take any other defensive measures?

A. Yes, I did, by emphasizing bonds that are issued by providers of essential services - such as water and sewer authorities, electric utilities and transportation systems. Their revenues - in the form of fees and tolls - historically have proven to be more stable during economic downturns compared to the revenues of general obligation bonds (GOs), which are issued by the state and its cities and counties, and are backed by more economically sensitive personal income, corporate and other taxes. State and local general obligation bonds made up roughly 47% of the California municipal market at the end of the period, but only 26% of the fund's net assets. There were definitely periods when state GOs rallied during the year, which worked against my strategy. But overall, the fund's relative underweighting in GO bonds was a big advantage because the state's credit quality deteriorated due to the weak economy and the challenges associated with the power crisis.

Q. Were there any sectors that performed particularly well during the year?

A. Health care bonds performed quite well as operating performance improved, competitive pressures eased a bit and the regulatory environment turned more favorable. Careful security selection in the health care sector also helped the fund's performance, because there were plenty of hospitals and other health care facilities that performed poorly due to the still-intense competitive environment. I emphasized those facilities that dominated their service area and had the ability to translate competitive advantages into the ability to charge higher prices. Bonds issued by colleges and universities also performed well. Generally speaking, the state's higher-education entities were supported by favorable demographic trends as the college-age population expanded and laid-off workers went back to school.

Q. What's your outlook for the California municipal bond market?

A. For many California municipal bond issuers, I believe the current economic climate is likely to result in continued declining tax receipts and expanding costs - such as stepped up security spending in the wake of the events of September 11 and increased unemployment benefits. So I'll continue to proceed with a great deal of caution in choosing investments for the fund, continuing my focus on high-quality, economically resilient segments of the market.

Annual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high level of current income, exempt from federal and California personal income tax

Fund number: 091

Trading symbol: FCTFX

Start date: July 7, 1984

Size: as of February 28, 2002, more than $1.6 billion

Manager: Christine Thompson, since 1998; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

3

Christine Thompson on trends in credit quality:

"The economic slump, the weakened technology sector, the power crisis and the tragic events of September 11 have forced many issuers across California - especially the state government - to confront the dual challenges of declining revenues and increased spending. Additionally, the drop in share price values of the state's high-tech companies has caused a dramatic decline in stock options and capital gains-related income, causing a shortfall that may outstrip the state's budget reserves. In recognition of these pressing issues, Moody's Investors Service downgraded the state's general obligation bond rating in November 2001. While the challenges of declining revenues and higher costs currently are most acute at the state level, I expect there to be a ´trickle down' effect at the local level in the months to come. The severity of these challenges will be dictated by the strength of the economy as well as issuers' response to them. These developments serve to highlight how important it is for an investor to ascertain an issuer's ability to weather the storm. Fidelity's credit research team pays very close attention to a variety of considerations including: the cyclicality of an issuer's revenues - that is, how sensitive those revenues are to an economic slowdown; the size of available reserves and how much flexibility the issuer has to draw on them to close budgetary gaps; and how actively the issuer is scaling back spending in response to reduced revenues."

Annual Report

Spartan California Municipal Income Fund

Investment Changes

Top Five Sectors as of February 28, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	26.0	24.1
Transportation	13.3	13.5
Electric Utilities	11.8	11.0
Special Tax	9.8	10.5
Health Care	8.8	7.2
Average Years to Maturity as of February 28, 2002
		6 months ago
Years	13.7	14.0
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of February 28, 2002
6 months ago
Years	6.9	6.7

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (Moody's Ratings)
As of February 28, 2002	As of August 31, 2001
Aaa 58.7%	Aaa 60.1%
Aa, A 34.2%	Aa, A 31.0%
Baa 6.8%	Baa 8.3%
Not Rated 0.3%	Not Rated 0.6%

Where Moody's ratings are not available, we have used S&P® ratings. Amounts shown are as a percentage of the fund's investments.

Annual Report

Spartan California Municipal Income Fund

Investments February 28, 2002

Showing Percentage of Net Assets

Municipal Bonds - 98.3%
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - 97.9%
Alameda Corridor Trans. Auth. Rev. Series A:
4.75% 10/1/25 (MBIA Insured)	Aaa	$ 5,000	$ 4,788
5.25% 10/1/21 (MBIA Insured)	Aaa	7,575	7,824
Alameda County Ctfs. of Prtn. Series A:
5.375% 12/1/12 (MBIA Insured)	Aaa	3,500	3,934
5.375% 12/1/13 (MBIA Insured)	Aaa	3,500	3,913
5.375% 12/1/14 (MBIA Insured)	Aaa	3,035	3,354
Anaheim Pub. Fing. Auth. Lease Rev. (Anaheim Pub. Impts. Proj.) Series 1997 A, 6% 9/1/24 (FSA Insured)	Aaa	1,000	1,149
Bay Area Toll Auth. Toll Bridge Rev. (San Francisco Bay Area Proj.) Series 2001 D:
5% 4/1/08	Aa3	700	765
5% 4/1/09	Aa3	1,000	1,089
5% 4/1/10	Aa3	1,640	1,786
5.5% 4/1/11	Aa3	1,000	1,128
Buena Park Cmnty. Redev. Agcy. Tax Allocation (Central Bus. District Proj.) Series A, 7.1% 9/1/14	BBB+	3,500	3,631
Burbank Redev. Agy.:
(City Ctr. Redev. Proj.) Series A, 5% 12/1/15 (FSA Insured)	Aaa	4,000	4,072
(Golden State Redev. Proj.) Series A, 5.75% 12/1/08	Baa1	4,655	4,934
Cabrillo Unified School District Series A:
0% 8/1/10 (AMBAC Insured)	Aaa	2,150	1,539
0% 8/1/12 (AMBAC Insured)	Aaa	2,800	1,804
California Dept. of Wtr. Resources Central Valley Proj. Rev. (Wtr. Sys. Proj.):
Series J1, 7% 12/1/12	Aa2	1,000	1,256
Series S, 5% 12/1/19	Aa2	3,160	3,192
California Edl. Facilities Auth. Rev.:
(California Student Ln. Prog.) Series A, 6% 3/1/16 (MBIA Insured) (e)	Aaa	4,090	4,341
(Chapman Univ. Proj.) 5.375% 10/1/16 (AMBAC Insured)	AAA	2,000	2,132
(Claremont McKenna College Proj.) 5% 11/1/29	Aa1	5,000	4,920
(Loyola Marymount Univ. Proj.) 0% 10/1/07 (MBIA Insured)	Aaa	3,545	2,960
(Pepperdine Univ. Proj.):
Series A, 5% 11/1/29	A1	2,500	2,442
5.75% 9/15/30	A1	13,735	14,694
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Edl. Facilities Auth. Rev.: - continued
(Pooled College & Univ. Proj.) Series A, 6.125% 6/1/30	A2	$ 3,435	$ 3,709
(Santa Clara Univ. Proj.):
5.25% 9/1/16 (AMBAC Insured)	Aaa	1,650	1,797
5.25% 9/1/17 (AMBAC Insured)	Aaa	1,000	1,082
5.25% 9/1/26	A1	7,910	8,110
(Scripps College Proj.):
Series 2001:
5% 8/1/31	A1	2,385	2,307
5.25% 8/1/26	A1	1,000	1,004
5.125% 2/1/30	A1	6,000	5,874
(Stanford Univ. Proj.):
Series N, 5.2% 12/1/27	Aaa	20,000	20,383
Series O, 5.125% 1/1/31	Aaa	8,630	8,700
(Univ. of Southern California Proj.):
Series A, 5.7% 10/1/15	Aa2	5,675	6,297
Series C, 5.125% 10/1/28	Aa2	7,725	7,748
California Franchise Tax Board Ctfs. of Prtn. 5.5% 10/1/06	A2	1,825	2,020
California Gen. Oblig.:
Series 1991, 6.6% 2/1/10 (FGIC Insured)	Aaa	3,900	4,614
Series 1992, 6.25% 9/1/12 (FGIC Insured)	Aaa	2,000	2,376
Series 1999, 5.5% 2/1/10 (FGIC Insured)	Aaa	2,170	2,422
Series 2000, 5.5% 5/1/13 (MBIA Insured)	Aaa	1,900	2,111
5% 12/1/06	A1	2,000	2,170
5% 11/1/07	A1	25,000	27,037
5% 11/1/12	A1	14,850	15,705
5% 10/1/18	A1	3,000	3,011
5% 12/1/18	A1	9,245	9,285
5.25% 10/1/09	A1	2,150	2,336
5.25% 10/1/14	A1	300	314
5.25% 10/1/14 (f)	A1	2,700	2,990
5.25% 10/1/17	A1	1,500	1,550
5.375% 10/1/28	A1	4,250	4,310
5.5% 3/1/12 (MBIA Insured)	Aaa	5,000	5,587
5.5% 6/1/28	A1	5,000	5,143
5.625% 5/1/26	A1	4,000	4,165
5.75% 10/1/10	A1	7,325	8,182
5.75% 12/1/10	A1	2,500	2,797
5.75% 5/1/30	A1	3,080	3,265
6.5% 2/1/08	A1	4,000	4,577
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Gen. Oblig.: - continued
6.6% 2/1/09	A1	$ 14,355	$ 16,569
6.6% 2/1/11 (MBIA Insured)	Aaa	1,100	1,314
6.75% 8/1/10	A1	5,675	6,684
7% 11/1/06 (FGIC Insured)	Aaa	1,855	2,184
California Health Facilities Fing. Auth. Rev.:
(Catholic Health Care West Proj.):
Series 1988 A, 5% 7/1/06	Baa2	3,135	3,262
Series A:
4.5% 7/1/02	Baa2	7,065	7,101
4.5% 7/1/03	Baa2	1,210	1,230
4.5% 7/1/04	Baa2	1,500	1,537
(Cedars-Sinai Med. Ctr. Proj.) Series A:
6.125% 12/1/30	A3	6,700	7,109
6.25% 12/1/34	A3	15,000	16,034
(Children's Hosp. Proj.) 6% 7/1/03 (MBIA Insured)	Aaa	1,200	1,267
(Kaiser Permante Proj.) Series A, 5.55% 8/15/25 (MBIA Insured)	Aaa	4,720	4,771
California Hsg. Fin. Agcy. Home Mtg. Rev. Series L, 5.7% 8/1/25 (MBIA Insured) (e)	Aaa	75	76
California Hsg. Fin. Agcy. Rev.:
(Home Mtg. Prog.):
Series 1983 A, 0% 2/1/15	Aa2	8,187	2,642
Series 1983 B, 0% 8/1/15	Aa2	170	61
Series I, 4.95% 8/1/28 (MBIA Insured) (e)	Aaa	1,730	1,737
Series J, 4.85% 8/1/27 (MBIA Insured) (e)	Aaa	2,930	2,962
California Infrastructure & Econ. Dev. Bank:
(YMCA Metro. L.A. Proj.) Series 2001:
5.25% 2/1/26 (AMBAC Insured)	Aaa	2,000	2,034
5.25% 2/1/32 (AMBAC Insured)	Aaa	6,295	6,386
5.25% 6/1/30 (MBIA Insured)	Aaa	1,700	1,732
5.5% 6/1/20 (MBIA Insured)	Aaa	1,530	1,632
5.5% 6/1/21 (MBIA Insured)	Aaa	4,780	5,082
5.5% 6/1/22 (MBIA Insured)	Aaa	5,040	5,348
5.5% 6/1/23 (MBIA Insured)	Aaa	5,320	5,611
5.5% 6/1/24 (MBIA Insured)	Aaa	5,610	5,905
California Poll. Cont. Fing. Auth.:
(Gen. Motors Corp. Proj.) 5.5% 4/1/08	A3	1,500	1,502
(Pacific Gas & Elec. Co. Proj.) Series B, 6.35% 6/1/09 (MBIA Insured) (e)	Aaa	7,000	7,299
5.9% 6/1/14 (MBIA Insured)	Aaa	4,000	4,653
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Pub. Works Board Lease Rev.:
(California Cmnty. College Projs.) Series A, 5.25% 12/1/16	A2	$ 4,450	$ 4,664
(California State Univ. Proj.) Series 1997 A, 5.5% 10/1/07	Aa2	1,425	1,572
(Dept. of Corrections Proj.) Series A, 5.25% 6/1/08 (AMBAC Insured)	Aaa	4,330	4,783
(Dept. of Corrections, Madera State Prison Proj.) Series E:
5.5% 6/1/15	A2	8,250	9,038
5.5% 6/1/19	A2	3,000	3,105
6% 6/1/07	A2	1,590	1,782
(Dept. of Corrections, Monterey County State Prison Proj.) Series D:
5.375% 11/1/12	A2	1,250	1,342
5.375% 11/1/13	A2	5,055	5,409
5.375% 11/1/14	A2	5,000	5,322
(Dept. of Corrections, Susanville State Prison Proj.) Series D, 5.25% 6/1/15 (FSA Insured)	Aaa	4,000	4,371
(Library & Courts Annex Proj.) Series A, 5.5% 5/1/09	A2	1,290	1,412
(Regents Univ. of California Proj.) Series 1998 B, 5.5% 11/1/10	Aa2	3,755	4,144
(Secretary of State Proj.) Series A, 6.2% 12/1/05 (AMBAC Insured)	Aaa	1,580	1,782
(Substance Abuse Treatment Facilities Corcoran II Proj.) Series A, 5.5% 1/1/14 (AMBAC Insured)	Aaa	3,000	3,248
(Various California State Univ. Projs.):
Series A:
6.1% 10/1/06	A2	1,210	1,329
6.5% 9/1/04	A2	1,090	1,199
Series B:
5.5% 6/1/19	Aa2	1,650	1,717
6.4% 12/1/09	A2	3,700	4,294
Series C, 5.125% 9/1/22 (AMBAC Insured)	Aaa	10,000	10,133
California Statewide Cmnty. Dev. Auth. Rev.:
(Children's Hosp. Proj.) 6% 6/1/13 (MBIA Insured)	Aaa	2,470	2,874
(Kaiser Permanente Health Sys. Proj.):
2.3%, tender 7/1/02 (d)	A3	1,000	1,003
3.85%, tender 8/1/06 (d)	A3	26,000	26,165
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Statewide Cmnty. Dev. Auth. Rev.: - continued
(Los Angeles Orthopaedic Hosp. Foundation Prog.) 5.75% 6/1/30 (AMBAC Insured)	Aaa	$ 10,000	$ 10,711
(Saint Joseph Health Sys. Proj.):
5.5% 7/1/14	Aa3	9,500	9,692
5.5% 7/1/23	Aa3	3,000	3,016
(Sisters Charity Leavenworth Proj.) 5% 12/1/14	Aa2	1,315	1,330
(Triad Health Care Hosp. Proj.) 6.25% 8/1/06 (Escrowed to Maturity) (f)	-	5,000	5,487
5.616% 7/1/13 (MBIA Insured)	Aaa	10,000	10,384
California Statewide Cmnty. Dev. Auth. Rev. Ctfs. of Prtn.:
(Catholic Health Care West Proj.) 6% 7/1/09	Baa2	4,365	4,747
(Saint Joseph Health Sys. Proj.):
5.25% 7/1/08	Aa3	2,710	2,911
5.5% 7/1/07	Aa3	1,425	1,544
California Statewide Cmntys. Dev. Auth. Solid Waste Facilities Rev. (Waste Mgmt. Proj.) 4.95%, tender 4/1/04 (d)(e)	BBB	3,000	3,062
California Univ. Rev. Series 1999 AY, 5.875% 11/1/30 (FGIC Insured)	Aaa	3,000	3,300
Campbell Gen. Oblig. Ctfs. of Prtn. (Civic Ctr. Proj.) 6% 10/1/18	A2	4,965	5,121
Carlsbad Unified School Distict 0% 11/1/15 (FGIC Insured)	Aaa	1,700	893
Carson Redev. Agcy.:
(Area #1 Redev. Proj.):
6.375% 10/1/12	Baa1	740	769
6.375% 10/1/12 (Pre-Refunded to 10/1/02 @ 102) (f)	Baa1	3,225	3,384
6.375% 10/1/16	Baa1	370	384
6.375% 10/1/16 (Pre-Refunded to 10/1/02 @ 102) (f)	Baa1	1,630	1,710
(Area #2 Redev. Proj.) 5.5% 10/1/02	Baa2	100	102
Castaic Lake Wtr. Agcy. Ctfs. of Prtn. (Wtr. Sys. Impt. Proj.) Series A:
7% 8/1/11 (MBIA Insured)	Aaa	1,500	1,861
7% 8/1/13 (MBIA Insured)	Aaa	4,740	6,001
7.25% 8/1/07 (MBIA Insured)	Aaa	1,755	2,110
Central Valley Fing. Auth. Cogeneration Proj. Rev. (Carson Ice Gen. Proj.) 6% 7/1/09	BBB-	4,800	5,031
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Chaffey Unified High School District Series 2000 B, 5.5% 8/1/18 (FGIC Insured)	Aaa	$ 3,000	$ 3,224
Coalinga Gen. Oblig. Ctfs. of Prtn. 7% 4/1/10	A	3,505	3,516
Contra Costa County Ctfs. of Prtn. (Merrithew Mem. Hosp. Proj.):
0% 11/1/13 (Escrowed to Maturity) (f)	Aaa	6,805	4,033
0% 11/1/14 (Escrowed to Maturity) (f)	Aaa	3,000	1,669
Contra Costa Wtr. District Wtr. Rev. Series G, 5.75% 10/1/14 (MBIA Insured) (Pre-Refunded to 10/1/04 @ 102) (f)	Aaa	2,000	2,234
Duarte Ctfs. of Prtn. Series A:
4.625% 4/1/07	Baa2	890	913
5% 4/1/11	Baa2	2,000	2,060
5% 4/1/12	Baa2	4,210	4,292
5% 4/1/13	Baa2	1,830	1,847
5.25% 4/1/09	Baa2	1,600	1,689
East Bay Muni. Util. District Wtr. Sys. Rev. Series 2001, 5% 6/1/26 (MBIA Insured)	Aaa	1,475	1,467
Elk Grove Unified School District Spl. Tax (Cmnty. Facilities District #1 Proj.) 6.5% 12/1/24 (AMBAC Insured)	Aaa	4,000	4,879
Encinitas Union School District:
0% 8/1/03 (MBIA Insured)	Aaa	1,750	1,704
0% 8/1/04 (MBIA Insured)	Aaa	1,750	1,659
0% 8/1/10 (MBIA Insured)	Aaa	1,000	716
Escondido Union High School District:
0% 11/1/15 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	3,000	1,580
0% 11/1/16 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	3,500	1,732
Eureka Unified School District Ctfs. of Prtn. Series A, 6.9% 9/1/27 (FSA Insured)	Aaa	660	675
Fairfield-Suisun Swr. District Swr. Rev. Series A:
0% 5/1/07 (MBIA Insured)	Aaa	1,635	1,378
0% 5/1/08 (MBIA Insured)	Aaa	2,085	1,674
0% 5/1/09 (MBIA Insured)	Aaa	2,080	1,581
Foothill-De Anza Cmnty. College District:
0% 8/1/15 (MBIA Insured)	Aaa	2,415	1,284
6% 8/1/30	Aa2	10,000	11,052
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev. Series A:
0% 1/1/04 (Escrowed to Maturity) (f)	Aaa	1,600	1,538
0% 1/1/05 (Escrowed to Maturity) (f)	Aaa	1,000	928
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Foothill/Eastern Trans. Corridor Agcy. Toll Road Rev. Series A: - continued
0% 1/1/08 (Escrowed to Maturity) (b)(f)	Aaa	$ 2,000	$ 1,976
0% 1/1/15 (Escrowed to Maturity) (f)	Aaa	18,500	10,134
Foster City Pub. Fing. Auth. Rev. (Foster City Cmnty. Dev. Ln. Prog.) Series A:
5.5% 9/1/09 (Pre-Refunded to 9/1/06 @ 102) (f)	A	370	421
5.8% 9/1/16 (Pre-Refunded to 9/1/06 @ 102) (f)	A	1,000	1,151
Fremont Unifed School District Alameda County Series F, 0% 8/1/09 (MBIA Insured)	Aaa	1,000	753
Fullerton Univ. Foundation Auxillary Organization Rev. Series A:
5.75% 7/1/25 (MBIA Insured)	Aaa	1,250	1,354
5.75% 7/1/30 (MBIA Insured)	Aaa	1,000	1,076
Glendale Elec. Rev. 6% 2/1/30 (MBIA Insured)	Aaa	12,245	13,431
La Quinta Redev. Agcy. Tax. Allocation (Area #1 Redev. Proj.):
7.3% 9/1/06 (MBIA Insured)	Aaa	620	736
7.3% 9/1/11 (MBIA Insured)	Aaa	555	703
Local Govt. Fin. Auth. Rev. (Oakland Central District Proj.):
0% 9/1/08 (MBIA Insured)	Aaa	3,710	2,943
0% 9/1/09 (MBIA Insured)	Aaa	3,565	2,675
Long Beach Hbr. Rev.:
Series 2000 A, 5.5% 5/15/06 (e)	Aa3	4,270	4,682
Series A:
5% 5/15/03 (FGIC Insured) (e)	Aaa	1,900	1,976
5.5% 5/15/08 (FGIC Insured) (e)	Aaa	8,780	9,698
6% 5/15/09 (FGIC Insured) (e)	Aaa	3,300	3,738
6% 5/15/10 (FGIC Insured) (e)	Aaa	1,000	1,137
5.125% 5/15/13 (e)	Aa3	12,450	12,831
5.5% 5/15/11 (MBIA Insured) (e)	Aaa	700	746
5.5% 5/15/15 (MBIA Insured) (e)	Aaa	3,710	3,938
5.75% 5/15/07 (MBIA Insured) (e)	Aaa	5,345	5,843
6% 5/15/06 (MBIA Insured) (e)	Aaa	4,925	5,450
Los Angeles Cmnty. College District Series 2001 A, 5.75% 6/1/26 (MBIA Insured)	Aaa	10,000	10,747
Los Angeles County Ctfs. of Prtn.:
(Correctional Facilities Proj.):
0% 9/1/10 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	3,770	2,693
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Los Angeles County Ctfs. of Prtn.: - continued
(Correctional Facilities Proj.):
0% 9/1/11 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	$ 6,400	$ 4,322
0% 9/1/13 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	3,380	2,018
(Disney Parking Proj.):
0% 3/1/10	A2	2,000	1,410
0% 3/1/11	A2	1,950	1,305
0% 3/1/12	A2	2,180	1,375
0% 3/1/13	A2	6,490	3,837
0% 3/1/18	A2	3,000	1,246
0% 3/1/19	A2	3,175	1,228
0% 3/1/20	A2	1,000	361
Los Angeles County Metro. Trans. Auth. Sales Tax Rev.:
(Proposition A Proj.) First Tier Sr. Series C, 4.75% 7/1/17 (AMBAC Insured)	Aaa	3,310	3,328
(Proposition C Proj.) Second Sr. Series A, 5.5% 7/1/10 (AMBAC Insured)	Aaa	4,000	4,506
Sr. Series A, 5.25% 7/1/25 (FGIC Insured)	Aaa	3,500	3,568
Sr. Series C, 5% 7/1/23 (AMBAC Insured)	Aaa	4,320	4,323
Los Angeles County Pub. Works Fing. Auth. Rev. (Reg'l. Park & Open Space District Proj.) Series A, 5% 10/1/19	Aa3	6,000	6,065
Los Angeles Dept. Arpts. Rev. (Los Angeles Int'l. Arpt. Proj.) Series D, 5.625% 5/15/12 (FGIC Insured) (e)	Aaa	1,000	1,064
Los Angeles Dept. of Wtr. & Pwr. Elec. Plant Rev.:
Second Issue:
4.75% 11/15/19 (MBIA Insured)	Aaa	4,000	3,948
5.25% 11/15/26 (MBIA Insured)	Aaa	16,690	16,969
5.4% 11/15/31 (MBIA Insured)	Aaa	1,875	1,917
4.75% 8/15/12 (FGIC Insured)	Aaa	6,035	6,205
4.75% 8/15/16 (FGIC Insured) (Escrowed to Maturity) (f)	Aaa	1,395	1,416
4.75% 10/15/20 (Escrowed to Maturity) (f)	Aa3	150	151
4.75% 10/15/20 (Pre-Refunded to 10/15/17 @ 100) (f)	Aaa	1,650	1,682
6.75% 10/15/04 (AMBAC Insured) (Escrowed to Maturity) (f)	Aaa	195	215
6.75% 10/15/04 (AMBAC Insured) (Escrowed to Maturity) (f)	Aaa	2,205	2,426
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Los Angeles Dept. of Wtr. & Pwr. Rev. Series AA1, 5.25% 7/1/04	Aa3	$ 1,320	$ 1,415
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev.:
Series 2001 A, 5.125% 7/1/41	Aa3	15,000	14,817
5.5% 10/15/10	Aa3	2,630	2,923
5.5% 10/15/11 (MBIA Insured)	Aaa	3,670	4,056
Los Angeles Gen. Oblig.:
Ctfs. of Prtn. (Dept. Pub. Social Svcs. Proj.) Series A, 5.5% 8/1/24 (AMBAC Insured)	Aaa	3,700	3,905
Series 2001 A, 5% 9/1/05	Aa2	3,520	3,816
Los Angeles Hbr. Dept. Rev.:
Series A:
5.5% 8/1/06 (AMBAC Insured) (c)(e)	Aaa	3,000	3,284
5.5% 8/1/07 (AMBAC Insured) (c)(e)	Aaa	4,740	5,202
Series B:
5% 8/1/03 (e)	Aa3	2,500	2,606
5.25% 11/1/03 (e)	Aa3	2,765	2,914
5.25% 11/1/06 (e)	Aa3	7,380	8,053
5.25% 11/1/07 (e)	Aa3	4,290	4,654
5.25% 11/1/10 (e)	Aa3	9,105	9,688
5.25% 11/1/11 (e)	Aa3	7,095	7,518
5.3% 8/1/06 (e)	Aa3	2,000	2,177
5.5% 8/1/08 (e)	Aa3	1,505	1,630
7.6% 10/1/18 (Escrowed to Maturity) (f)	AAA	14,810	18,962
Los Angeles Unified School District Series A, 6% 7/1/14 (FGIC Insured)	Aaa	1,200	1,415
Los Angeles Unified School District Cfts. of Prtn.:
(Administration Bldg. Proj.) Series 2001 B, 5% 10/1/31 (AMBAC Insured)	Aaa	10,000	9,896
Series 2002:
5% 6/1/03 (FSA Insured) (c)	Aaa	2,795	2,911
5% 6/1/04 (FSA Insured) (c)	Aaa	2,935	3,125
5% 6/1/05 (FSA Insured) (c)	Aaa	3,080	3,326
5% 6/1/06 (FSA Insured) (c)	Aaa	3,235	3,520
5% 6/1/07 (FSA Insured) (c)	Aaa	3,395	3,704
5% 6/1/08 (FSA Insured) (c)	Aaa	3,570	3,899
M-S-R Pub. Pwr. Agcy. San Juan Proj. Rev.:
Series D, 6.75% 7/1/20 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	2,500	3,039
Series I:
5% 7/1/12 (MBIA Insured)	Aaa	2,000	2,160
5% 7/1/13 (MBIA Insured)	Aaa	1,500	1,605
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
M-S-R Pub. Pwr. Agcy. San Juan Proj. Rev.: - continued
Series I:
5% 7/1/14 (MBIA Insured)	Aaa	$ 2,000	$ 2,109
5% 7/1/15 (MBIA Insured)	Aaa	2,000	2,088
Manhattan Beach Unified School District Series A, 0% 9/1/09 (FGIC Insured)	Aaa	975	732
Metro. Wtr. District Southern California Wtrwks. Rev.:
Series 2001 A, 5.25% 7/1/10	Aa2	11,440	12,671
Series A:
4.75% 7/1/22	Aa2	10,000	9,695
5% 7/1/26	Aa2	16,500	16,295
5% 7/1/30 (MBIA Insured)	Aaa	3,500	3,464
Modesto Gen. Oblig. Ctfs. of Prtn.:
(Cmnty. Ctr. Refing. Proj.) Series A, 5% 11/1/23 (AMBAC Insured)	Aaa	2,500	2,547
(Golf Course Refing. Proj.) Series B, 5% 11/1/23 (FGIC Insured)	Aaa	1,585	1,615
Modesto Irrigation District:
Ctfs. of Prtn. (Geysers Geothermal Pwr. Proj.) Series 1986 A, 5% 10/1/17 (Escrowed to Maturity) (f)	A1	5,000	5,006
Ctfs. of Prtn. & Cap. Impts. Series A:
0% 10/1/08 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	2,270	1,792
0% 10/1/09 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	2,270	1,703
0% 10/1/10 (MBIA Insured) (Escrowed to Maturity) (f)	Aaa	2,270	1,616
Monterey County Ctfs. of Prtn.:
(Master Plan Fing. Prog.) 5.25% 8/1/13 (MBIA Insured)	Aaa	2,000	2,189
Series 2001, 5.25% 8/1/16 (MBIA Insured)	Aaa	2,445	2,610
Murrieta Valley Unified School District Series A, 0% 9/1/13 (FGIC Insured)	Aaa	1,500	906
Northern California Pwr. Agcy. Pub. Pwr. Rev. (Hydro Elec. #1 Proj.) Series A:
7.5% 7/1/23 (AMBAC Insured) (Pre-Refunded to 7/1/21 @ 100) (f)	Aaa	3,825	5,082
10% 7/1/04 (MBIA Insured)	Aaa	5,040	5,941
Northern California Transmission Auth. Rev. (Ore Trans. Proj.) Series A, 7% 5/1/13 (MBIA Insured)	Aaa	7,100	8,806
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Oakland Gen. Oblig. Ctfs. of Prtn. (Oakland Museum Proj.) Series A, 0% 4/1/07 (AMBAC Insured)	Aaa	$ 2,750	$ 2,324
Oakland Redev. Agcy. Sub Tax Allocation (Central District Redev. Proj.) 5% 9/1/21 (MBIA Insured)	Aaa	1,000	1,026
Ontario Redev. Fing. Auth. Rev. (Ctr. City Cimarron #1 Proj.):
0% 8/1/08 (MBIA Insured)	Aaa	3,255	2,590
0% 8/1/09 (MBIA Insured)	Aaa	3,260	2,454
0% 8/1/10 (MBIA Insured)	Aaa	3,255	2,329
Orange County Arpt. Rev.:
5.5% 7/1/04 (MBIA Insured) (e)	Aaa	2,000	2,145
5.5% 7/1/11 (MBIA Insured) (e)	Aaa	4,000	4,355
6% 7/1/05 (MBIA Insured) (e)	Aaa	3,000	3,295
6% 7/1/07 (MBIA Insured) (e)	Aaa	9,135	10,256
Orange County Pub. Fin. Auth. Waste Mgt. Sys. Rev.:
5.75% 12/1/09 (AMBAC Insured) (e)	Aaa	3,620	4,072
5.75% 12/1/11 (AMBAC Insured) (e)	Aaa	4,000	4,537
Orange County Wtr. District Ctfs. of Prtn. Series A, 5.5% 8/15/09 (AMBAC Insured)	Aaa	1,000	1,052
Palmdale Elementary School District Spl. Tax (Cmnty. Facilities District #90-1 Proj.) 5.8% 8/1/29 (FSA Insured)	Aaa	6,410	6,989
Palos Verdes Peninsula Unified School District Series A, 5.625% 11/1/25	Aa2	5,900	6,255
Placer County Wtr. Agcy. Rev. (Middle Fork Proj.) Series A, 3.75% 7/1/12	A3	8,830	8,469
Placer County Wtr. Agcy. Wtr. Rev. Ctfs. of Prtn. (Cap. Impt. Projs.) 5.5% 7/1/29 (AMBAC Insured)	Aaa	3,000	3,165
Pleasanton Joint Powers Fing. Auth. Rev. (Reassessment Proj.) Series A:
5.8% 9/2/02	Baa1	4,970	5,061
6% 9/2/05	Baa1	2,135	2,281
6.15% 9/2/12	Baa1	12,205	12,918
Pomona Unified School District Series C, 6% 8/1/30 (FGIC Insured) (Escrowed to Maturity) (f)	Aaa	4,535	5,102
Port of Oakland Port Rev.:
Series F:
0% 11/1/05 (MBIA Insured)	Aaa	300	272
0% 11/1/06 (MBIA Insured)	Aaa	2,890	2,508
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Port of Oakland Port Rev.: - continued
Series F:
0% 11/1/07 (MBIA Insured)	Aaa	$ 4,250	$ 3,512
Series G:
5.375% 11/1/08 (MBIA Insured) (e)	Aaa	1,805	1,999
6% 11/1/07 (MBIA Insured) (e)	Aaa	1,650	1,869
Rancho Wtr. District Fing. Auth. Rev.:
Series 2001 A:
5% 8/1/07 (FSA Insured)	Aaa	1,000	1,096
5.5% 8/1/10 (FSA Insured)	Aaa	1,000	1,128
5.5% 8/1/11 (FSA Insured)	Aaa	1,000	1,132
Series 2001, 5% 8/1/03 (FSA Insured)	Aaa	1,300	1,360
Redding Elec. Sys. Rev. Ctfs. of Prtn. Series A:
0% 6/1/06 (FGIC Insured)	Aaa	1,730	1,524
0% 6/1/07 (FGIC Insured)	Aaa	1,890	1,588
0% 6/1/08 (FGIC Insured)	Aaa	1,300	1,041
Richmond Redev. Agcy. Tax Allocation Rev. (Harbour Redev. Proj.) 7% 7/1/09 (FSA Insured)	Aaa	105	109
Riverside County Asset Leasing Corp. Leasehold Rev. (Riverside County Hosp. Proj.):
Series A:
6.375% 6/1/09 (MBIA Insured)	Aaa	5,000	5,349
6.5% 6/1/12 (MBIA Insured)	Aaa	15,500	18,565
Series B, 5.7% 6/1/16 (MBIA Insured)	Aaa	1,950	2,125
Riverside County Pub. Fing. Auth. Tax Allocation Rev. (Redev. Projs.) Series A:
4.8% 10/1/07	Baa2	1,080	1,153
5% 10/1/08	Baa2	1,135	1,213
5% 10/1/09	Baa2	1,140	1,204
5.1% 10/1/10	Baa2	1,245	1,314
5.25% 10/1/12	Baa2	1,375	1,464
5.5% 10/1/22	Baa2	4,500	4,574
Sacramento City Fing. Auth. Lease Rev. Series A, 5.4% 11/1/20 (AMBAC Insured)	Aaa	2,000	2,157
Sacramento Cogeneration Auth. Cogeneration Proj. Rev. (Procter & Gamble Proj.):
5.9% 7/1/02	BBB-	1,000	1,012
6% 7/1/03	BBB-	700	737
6.375% 7/1/10	BBB-	700	763
Sacramento Muni. Util. District Elec. Rev.:
Series 2001 P:
5.25% 8/15/13 (FSA Insured)	Aaa	1,000	1,095
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Sacramento Muni. Util. District Elec. Rev.: - continued
Series 2001 P:
5.25% 8/15/14 (FSA Insured)	Aaa	$ 1,750	$ 1,908
5.25% 8/15/15 (FSA Insured)	Aaa	1,660	1,786
5.25% 8/15/16 (FSA Insured)	Aaa	1,500	1,602
Series L, 5.125% 7/1/22 (MBIA Insured)	Aaa	4,000	4,054
Series M, 5.25% 7/1/28	A2	6,500	6,554
5.3% 11/15/05 (FSA Insured)	Aaa	8,900	9,487
5.4% 11/15/06 (FSA Insured)	Aaa	32,800	34,866
5.45% 11/15/08 (FGIC Insured)	Aaa	17,700	18,838
Sacramento Pwr. Auth. Cogeneration Proj. Rev.:
6% 7/1/22	BBB-	2,700	2,862
6.5% 7/1/06	BBB-	4,500	5,079
6.5% 7/1/07	BBB-	2,000	2,272
6.5% 7/1/08	BBB-	1,000	1,125
San Bernadino County Trans. Auth. Sales Tax Rev. Series 2001 A:
5% 3/1/04 (AMBAC Insured)	Aaa	8,640	9,157
5% 3/1/05 (AMBAC Insured)	Aaa	6,995	7,512
San Bernardino County:
Ctfs. of Prtn (Cap. Facilities Proj.) Series B, 6.875% 8/1/24 (Escrowed to Maturity) (f)	AAA	8,500	11,005
Ctfs. of Prtn. (Med. Ctr. Fing. Prog.) 5.5% 8/1/22	A3	10,000	10,298
San Diego County Ctfs. of Prtn:
(Burnham Institute Proj.):
5.7% 9/1/11	Baa3	800	847
6.25% 9/1/29	Baa3	6,800	7,037
5% 10/1/05	A3	1,270	1,366
5% 10/1/07	A3	1,400	1,513
5% 10/1/09	A3	1,545	1,659
5.25% 10/1/11	A3	1,705	1,857
San Diego County Wtr. Auth. Wtr. Rev. Ctfs. of Prtn. 5.632% 4/25/07 (FGIC Insured)	Aaa	5,000	5,590
San Diego Unified School District:
(Election of 1998 Proj.) Series 2000 B:
5% 7/1/25 (MBIA Insured)	Aaa	9,000	8,964
6% 7/1/19 (MBIA Insured)	Aaa	1,000	1,152
6.05% 7/1/18 (MBIA Insured)	Aaa	2,290	2,665
Series C, 5% 7/1/26 (FSA Insured)	Aaa	8,835	8,786
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
San Diego Wtr. Util. Fund Ctfs. of Prtn. 4.75% 8/1/28 (FGIC Insured)	Aaa	$ 10,000	$ 9,552
San Francisco Bay Area Rapid Trans. District Sales Tax Rev. 5.25% 7/1/18	Aa3	4,500	4,737
San Francisco Bay Area Trans. Fing. Auth. (Bridge Toll Proj.):
5.5% 8/1/05 (American Cap. Access Corp. Insured)	A	1,000	1,080
5.75% 2/1/07 (American Cap. Access Corp. Insured)	A	1,500	1,647
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
(SFO Fuel Co. Proj.) Series A:
5.125% 1/1/17 (AMBAC Insured) (e)	Aaa	6,000	6,138
5.25% 1/1/18 (AMBAC Insured) (e)	Aaa	4,515	4,655
5.25% 1/1/19 (AMBAC Insured) (e)	Aaa	4,750	4,835
Second Series:
Issue 10A:
5.3% 5/1/05 (MBIA Insured) (e)	Aaa	2,805	3,018
5.3% 5/1/06 (MBIA Insured) (e)	Aaa	3,680	4,004
Issue 12A, 5.625% 5/1/08 (FGIC Insured) (e)	Aaa	1,625	1,771
Issue 15A:
5.5% 5/1/07 (FSA Insured) (e)	Aaa	5,680	6,238
5.5% 5/1/09 (FSA Insured) (e)	Aaa	1,355	1,494
Issue 16A:
5.375% 5/1/18 (FSA Insured) (e)	Aaa	5,035	5,274
5.5% 5/1/06 (FSA Insured) (e)	Aaa	1,850	2,023
5.5% 5/1/08 (FSA Insured) (e)	Aaa	2,945	3,234
Issue 18A:
5.25% 5/1/11 (MBIA Insured) (e)	Aaa	3,280	3,523
6% 5/1/05 (MBIA Insured) (e)	Aaa	2,375	2,598
Issue 22, 6% 5/1/03 (AMBAC Insured) (e)	Aaa	1,850	1,943
Issue 23A:
5.5% 5/1/07 (FGIC Insured) (e)	Aaa	1,045	1,148
5.5% 5/1/08 (FGIC Insured) (e)	Aaa	2,755	3,025
Issue 3, 6.1% 5/1/13 (MBIA Insured) (e)	Aaa	2,650	2,799
Issue 9A, 5.125% 5/1/07 (FGIC Insured) (e)	Aaa	2,000	2,130
Second Series 1998 Issue 18A, 5.25% 5/1/14 (MBIA Insured) (e)	Aaa	2,750	2,897
Second Series 27A:
5.5% 5/1/07 (MBIA Insured) (e)	Aaa	2,935	3,223
5.5% 5/1/08 (MBIA Insured) (e)	Aaa	4,045	4,442
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
San Francisco City & County Pub. Util. Commission Wtr. Rev. Series A, 6.5% 11/1/09	A1	$ 1,000	$ 1,043
San Francisco City & County Redev. Fing. Auth. Tax Allocation Rev.:
(San Francisco Redev. Proj.) Series B, 0% 8/1/10 (MBIA Insured)	Aaa	1,475	1,056
Series A:
0% 8/1/08 (FGIC Insured)	Aaa	1,085	863
0% 8/1/09 (FGIC Insured)	Aaa	1,085	817
0% 8/1/10 (FGIC Insured)	Aaa	1,085	776
San Francisco City & County Swr. Rev. Series B:
0% 10/1/06 (FGIC Insured)	Aaa	3,690	3,217
0% 10/1/07 (FGIC Insured)	Aaa	4,770	3,964
0% 10/1/08 (FGIC Insured)	Aaa	1,600	1,266
San Joaquin Hills Trans. Corridor Agcy. Toll Road Rev.:
Series A, 0% 1/15/10 (MBIA Insured)	Aaa	2,235	1,635
0% 1/1/07 (Escrowed to Maturity) (f)	Aaa	3,000	2,567
0% 1/1/08 (Escrowed to Maturity) (f)	Aaa	4,400	3,591
0% 1/1/12 (Escrowed to Maturity) (f)	Aaa	15,000	9,829
San Jose Arpt. Rev.:
Series A:
5.25% 3/1/14 (FGIC Insured)	Aaa	1,000	1,087
5.25% 3/1/16 (FGIC Insured)	Aaa	2,040	2,173
5.25% 3/1/17 (FGIC Insured)	Aaa	3,000	3,172
5.875% 3/1/07 (FGIC Insured)	Aaa	1,905	2,098
San Jose Redev. Agcy. Tax Allocation (Merged Area Redev. Proj.) 4.75% 8/1/29 (AMBAC Insured)	Aaa	7,150	6,824
Sanger Unified School District 5.6% 8/1/23 (MBIA Insured)	Aaa	3,000	3,294
Santa Barbara High School District Series A:
5.75% 8/1/25 (FGIC Insured)	Aaa	4,650	5,065
5.75% 8/1/30 (FGIC Insured)	Aaa	7,490	8,138
Santa Clara County Fing. Auth. Lease Rev. (VMC Facilities Replacement Proj.) Series A, 7.75% 11/15/09 (AMBAC Insured)	Aaa	3,725	4,737
Santa Clara County Trans. District Sales Tax Rev. Series A, 5.25% 6/1/21	AA	8,500	8,826
Santa Cruz City Elementary School District Series B, 5.75% 8/1/26 (FGIC Insured)	Aaa	2,730	2,982
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Santa Cruz City High School District Series B:
5.75% 8/1/26 (FGIC Insured)	Aaa	$ 2,380	$ 2,608
6% 8/1/29 (FGIC Insured)	Aaa	6,770	7,560
Santa Margarita/Dana Point Auth. Rev. Impt. (Dists. 1, 2, 2A & 8 Proj.) Series A:
7.25% 8/1/07 (MBIA Insured)	Aaa	2,200	2,633
7.25% 8/1/08 (MBIA Insured)	Aaa	1,780	2,166
7.25% 8/1/12 (MBIA Insured)	Aaa	1,865	2,374
Santa Monica Redev. Agcy. Tax Allocation Rev. (Earthquake Recovery Redev. Proj.) Series 1999, 5.75% 7/1/22 (AMBAC Insured)	Aaa	8,395	9,159
South Orange County Pub. Fing. Auth. Spl. Tax Rev. (Foothill Area Proj.) Series C:
7.5% 8/15/06 (FGIC Insured)	Aaa	2,000	2,379
7.5% 8/15/07 (FGIC Insured)	Aaa	3,890	4,719
8% 8/15/09 (FGIC Insured)	Aaa	3,650	4,672
Southern California Pub. Pwr. Auth. Rev.:
(Mead Adelanto Proj.) Series A, 4.75% 7/1/16 (AMBAC Insured)	Aaa	2,000	2,021
(Multiple Projs.):
6.75% 7/1/10	A2	1,400	1,674
6.75% 7/1/11	A2	6,500	7,871
7% 7/1/05	A2	920	933
(Palo Verde Proj.) Series A, 5% 7/1/15 (AMBAC Insured) (Escrowed to Maturity) (f)	Aaa	1,000	1,035
Stanislaus County Ctfs. of Prtn. (Cap. Impt. Prog.) Series A, 5.25% 5/1/14 (MBIA Insured)	Aaa	1,000	1,070
Sulpher Springs Unified School District Series A:
0% 9/1/07 (MBIA Insured)	Aaa	4,445	3,704
0% 9/1/08 (MBIA Insured)	Aaa	4,745	3,764
0% 9/1/09 (MBIA Insured)	Aaa	2,485	1,865
0% 9/1/12 (MBIA Insured)	Aaa	2,750	1,766
Tahoe-Truckee Joint Unified School District Series A, 0% 9/1/10 (FGIC Insured)	Aaa	6,625	4,726
Tobacco Securitization Auth. Northern California Tobacco Settlement Rev. Series 2001 A, 5.25% 6/1/31	A1	2,000	1,994
Torrance Hosp. Rev. (Torrance Memorial Med. Ctr. Proj.) Series 2001 A:
5.5% 6/1/31	A1	2,350	2,348
6% 6/1/22	A1	1,100	1,158
Ukiah Unified School District 0% 8/1/14 (FGIC Insured)	Aaa	3,040	1,731
Municipal Bonds - continued
Moody's Ratings (unaudited) (a)		Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Univ. of California Revs. (Multiple Purp. Projs.) Series C, 9% 9/1/02 (AMBAC Insured)	Aaa	$ 100	$ 104
Upland Ctfs. of Prtn. (San Antonio Cmnty. Hosp. Proj.):
5.25% 1/1/08	A	3,700	3,826
5.25% 1/1/13	A	8,500	8,634
Ventura Unified School District Series D, 5.875% 8/1/30 (FSA Insured)	Aaa	1,645	1,796
Victor Elementary School District Series A, 0% 6/1/14 (MBIA Insured)	Aaa	2,375	1,363
West & Central Basin Fing. Auth. Rev. Series B, 5.1% 8/1/06 (AMBAC Insured)	Aaa	4,000	4,209
West Covina Ctfs. of Prtn. (Queen of the Valley Hosp. Proj.):
6% 8/15/03 (Escrowed to Maturity) (f)	A2	925	984
6.125% 8/15/04 (Escrowed to Maturity) (f)	A2	980	1,079
Whittier Union High School District Series B, 5.875% 8/1/30 (FSA Insured)	Aaa	2,405	2,626
			1,620,093
Guam - 0.2%
Guam Pwr. Auth. Rev. Series A:
4% 10/1/03	Baa3	1,795	1,848
4% 10/1/04	Baa3	1,620	1,678
			3,526
Puerto Rico - 0.2%
Puerto Rico Commonwealth Gen. Oblig.:
5% 7/1/02	Baa1	885	895
8% 7/1/02	Baa1	1,840	1,879
8% 7/1/02 (Escrowed to Maturity) (f)	Baa1	160	163
			2,937
TOTAL INVESTMENT PORTFOLIO - 98.3% (Cost $1,527,122)	1,626,556
NET OTHER ASSETS - 1.7%	27,860
NET ASSETS - 100%	$ 1,654,416
Legend
(a) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	89.1%	AAA, AA, A	87.0%
Baa	5.3%	BBB	4.3%
Ba	0.0%	BB	0.0%
B	0.0%	B	0.0%
Caa	0.0%	CCC	0.0%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.3%.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	26.0%
Transportation	13.3
Electric Utilities	11.8
Special Tax	9.8
Health Care	8.8
Water & Sewer	8.2
Escrowed/Pre-Refunded	7.8
Education	6.8
Others* (individually less than 5%)	7.5
100.0%
*Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $302,615,000 and $198,958,000, respectively.
Income Tax Information

At February 28, 2002, the aggregate cost of investment securities for income tax purposes was $1,525,615,000. Net unrealized appreciation aggregated $100,941,000, of which $101,986,000 related to appreciated investment securities and $1,045,000 related to depreciated investment securities.

The fund hereby designates approximately $2,520,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.

During the fiscal year ended February 28, 2002, 100.00% of the fund's income dividends was free from federal income tax, and 12.83% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan California Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	February 28, 2002
Assets
Investment in securities, at value (cost $1,527,122) - See accompanying schedule		$ 1,626,556
Cash		27,807
Receivable for investments sold		14,756
Receivable for fund shares sold		956
Interest receivable		18,930
Other receivables		22
Total assets		1,689,027
Liabilities
Payable for investment purchased on a delayed delivery basis	$ 30,722
Payable for fund shares redeemed	1,741
Distributions payable	1,525
Accrued management fee	516
Other payables and accrued expenses	107
Total liabilities		34,611
Net Assets		$ 1,654,416
Net Assets consist of:
Paid in capital		$ 1,556,373
Undistributed net investment income		512
Accumulated undistributed net realized gain (loss) on investments		(1,903)
Net unrealized appreciation (depreciation) on investments		99,434
Net Assets, for 131,804 shares outstanding		$ 1,654,416
Net Asset Value, offering price and redemption price per share ($1,654,416 ÷ 131,804 shares)		$ 12.55

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan California Municipal Income Fund
Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended February 28, 2002
Investment Income Interest		$ 77,088
Expenses
Management fee	$ 5,955
Transfer agent fees	1,107
Accounting fees and expenses	288
Non-interested trustees' compensation	6
Custodian fees and expenses	25
Registration fees	43
Audit	35
Legal	11
Miscellaneous	11
Total expenses before reductions	7,481
Expense reductions	(700)	6,781
Net investment income		70,307
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		5,791
Change in net unrealized appreciation (depreciation) on investment securities		18,857
Net gain (loss)		24,648
Net increase (decrease) in net assets resulting from operations		$ 94,955

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations Net investment income	$ 70,307	$ 62,991
Net realized gain (loss)	5,791	(362)
Change in net unrealized appreciation (depreciation)	18,857	91,414
Net increase (decrease) in net assets resulting from operations	94,955	154,043
Distributions to shareholders From net investment income	(69,767)	(63,147)
From net realized gain	(1,971)	-
Total distributions	(71,738)	(63,147)
Share transactions Net proceeds from sales of shares	491,893	422,018
Reinvestment of distributions	51,450	44,002
Cost of shares redeemed	(424,548)	(256,530)
Net increase (decrease) in net assets resulting from share transactions	118,795	209,490
Redemption fees	84	-
Total increase (decrease) in net assets	142,096	300,386
Net Assets
Beginning of period	1,512,320	1,211,934
End of period (including under (over) distribution of net investment income of $512 and $(40), respectively)	$ 1,654,416	$ 1,512,320
Other Information Shares
Sold	39,509	35,013
Issued in reinvestment of distributions	4,142	3,672
Redeemed	(34,277)	(21,450)
Net increase (decrease)	9,374	17,235

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2002	2001	2000 D	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.350	$ 11.520	$ 12.410	$ 12.360	$ 11.810
Income from Investment Operations Net investment income	.555 B, E	.568 B	.557 B	.569	.589
Net realized and unrealized gain (loss)	.211 E	.832	(.838)	.154	.550
Total from investment operations	.766	1.400	(.281)	.723	1.139
Less Distributions
From net investment income	(.552)	(.570)	(.555)	(.569)	(.589)
From net realized gain	(.015)	-	(.015)	(.104)	-
In excess of net realized gain	-	-	(.039)	-	-
Total distributions	(.567)	(.570)	(.609)	(.673)	(.589)
Redemption fees added to paid in capital	.001	-	-	-	-
Net asset value, end of period	$ 12.550	$ 12.350	$ 11.520	$ 12.410	$ 12.360
Total Return A	6.36%	12.42%	(2.28)%	6.00%	9.89%
Ratios to Average Net Assets C
Expenses before expense reductions	.48%	.49%	.49%	.52%	.55%
Expenses net of voluntary waivers, if any	.48%	.49%	.49%	.52%	.54%
Expenses net of all reductions	.43%	.42%	.49%	.52%	.53%
Net investment income	4.47% E	4.75%	4.69%	4.59%	4.85%
Supplemental Data
Net assets, end of period (in millions)	$ 1,654	$ 1,512	$ 1,212	$ 1,359	$ 1,238
Portfolio turnover rate	13%	16%	35%	34%	37%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D For the year ended February 29.

E Effective March 1,2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The effect of this change during the period was to increase net investment income per share by $.004 and decrease net realized and unrealized gain (loss) per share by $.004. Without this change the ratio of net investment income to average net assets would have been 4.44%. Per share data, ratios and supplemental data for prior periods have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan California Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income, and does not include the effect of the fund's former $5 account closeout fee on an average-sized account. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan CA Municipal Money Market	1.98%	15.03%	33.43%
California Tax-Free Money Market Funds Average	1.72%	13.81%	29.59%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the California tax-free money market funds average, which reflects the performance of California tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 71 money market funds.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Spartan CA Municipal Money Market	1.98%	2.84%	2.93%
California Tax-Free Money Market Funds Average	1.72%	2.62%	2.62%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Spartan California Municipal Money Market Fund
Performance - continued

Yields

	2/25/02	12/3/01	9/3/01	5/28/01	2/26/01
Spartan California Municipal Money Market	1.11%	1.40%	1.74%	2.51%	2.62%

If Fidelity had not reimbursed certain fund expenses	1.03%	1.32%	1.74%	2.51%	2.62%

California Tax-Free Money Market Funds Average	0.84%	1.14%	1.60%	2.33%	2.03%

Spartan California Municipal Money Market - Tax-equivalent	1.91%	2.36%	2.93%	4.27%	4.43%

If Fidelity had not reimbursed certain fund expenses	1.78%	2.23%	2.93%	4.27%	4.43%

Portion of fund's income subject to state taxes	11.93%	18.73%	12.75%	8.56%	17.40%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. If the adviser had not reimbursed certain portfolio expenses during the periods shown, the yields would have been lower. You can compare these yields to the California tax-free money market funds average as tracked by iMoneyNet, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 41.05%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

Annual Report

Spartan California Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Norm Lind, Portfolio Manager of Spartan California Municipal Money Market Fund

Q. Norm, what was the investment environment like during the 12 months that ended February 28, 2002?

A. At the beginning of the period, the Federal Reserve Board was in the midst of an aggressive interest rate cutting program designed to buoy economic growth and head off recession. By the end of the summer of 2001, market observers were uncertain about the direction of the economy. Some felt that the seven cuts in interest rates by the Fed - implemented throughout the first eight months of 2001 - would serve to stimulate an economic rebound. Other participants continued to be concerned that economic growth would remain anemic. The events of September 11 eliminated thoughts of a quick recovery. The Fed responded forcefully to reassure the markets, lowering the rate banks charge each other for overnight loans - known as the fed funds target rate - four additional times through the end of 2001. By the end of 2001, the Fed had brought the target rate down to 1.75%, its lowest level in 40 years. In January 2002, the Fed elected to keep short-term interest rates unchanged, signaling that it had completed this latest rate cut cycle. Interest rates in the taxable market rose during the period, responding to signs that the economy was strengthening and that the Fed would stop cutting rates. However, municipal yields, as is typical, lagged, remaining low relative to alternatives in the taxable market.

Q. What developments of note influenced the California municipal money market?

A. Yields on California municipal money market securities started to move more in synch with national averages. Historically, California money market securities have offered lower yields than the national average due to the state's solid credit quality, as well as significant demand for and limited supply of these securities. However, economic weakness in the state pushed yields higher amid a large flow of new issuance and constricted demand. The state issued a large amount of debt to finance the bailout of the power industry, and municipalities came to market for funding to cover budget shortfalls caused by declining tax revenues. Meanwhile, income in the form of bonuses and stock options dried up with the collapse of the technology bubble and the weakening of the California economy, leading to weaker demand for short-term municipal money market investments.

Q. What was your strategy with the fund?

A. In general, I took a cautious approach, waiting for the economic landscape to settle and for new issuance to come to market. Overall, I tried to maintain a relatively short average maturity to enable the fund to invest in higher yields as they emerge due to technical issues of supply and demand. In addition, the fund maintained a stake in out-of-state investments - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In some cases, comparable out-of-state obligations offered a higher tax-adjusted yield, even though they were subject to California tax. Although more of shareholders' income will be taxable than if I had purchased exclusively California obligations, shareholders may be able to retain more of the fund's dividends after taxes are taken into account.

Annual Report

Spartan California Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on February 28, 2002, was 1.10%, compared to 2.56% 12 months ago. The latest yield was the equivalent of a 1.88% taxable yield for investors in the 41.05% combined state and federal tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through February 28, 2002, the fund's 12-month total return was 1.98%, compared to 1.72% for the California tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook?

A. A significant glut of new issuance has come to market. More is expected on the horizon, in the form of a historically large issuance intended to help the state complete its bailout of the power industry. This new supply should force yields higher, as sellers ratchet up rates on longer-term fixed-rate securities in order to attract a shrinking base of buyers. Looking at the fund, I've focused a significant stake in shorter-term securities whose yields reset either daily or weekly. These investments should help performance if yields rise as I anticipate due to added supply and signs of economic improvement.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks as high a level of current income, exempt from federal and California state personal income tax, as is consistent with preservation of capital

Fund number: 457

Trading symbol: FSPXX

Start date: November 27, 1989

Size: as of February 28, 2002, more than $1.0 billion

Manager: Norm Lind, since 2001; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1986

3

Annual Report

Spartan California Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 2/28/02	% of fund's investments 8/31/01	% of fund's investments 2/28/01
0 - 30	69.7	75.0	81.2
31 - 90	12.6	11.1	2.4
91 - 180	16.6	1.8	14.9
181 - 397	1.1	12.1	1.5
Weighted Average Maturity
	2/28/02	8/31/01	2/28/01
Spartan California Municipal Money Market Fund	34 Days	48 Days	29 Days
California Tax-Free Money Market Funds Average *	35 Days	40 Days	35 Days
Asset Allocation (% of fund's net assets)
As of February 28, 2002	As of August 31, 2001
Variable Rate Demand Notes (VRDNs) 44.4%	Variable Rate Demand Notes (VRDNs) 59.1%
Commercial Paper (including CP Mode) 21.5%	Commercial Paper (including CP Mode) 16.0%
Tender Bonds 2.6%	Tender Bonds 1.6%
Municipal Notes 20.2%	Municipal Notes 10.9%
Municipal Money Market Funds 4.5%	Municipal Money Market Funds 6.0%
Other Investments 2.6%	Other Investments 5.7%
Net Other Assets 4.2%	Net Other Assets 0.7%

*Source: iMoneyNet, Inc.

Annual Report

Spartan California Municipal Money Market Fund

Investments February 28, 2002

Showing Percentage of Net Assets

Municipal Securities - 95.8%
	Principal Amount (000s)	Value (Note 1) (000s)
California - 89.4%
ABAG Fin. Auth. for Nonprofit Corps. Multi-family Rev. (Vintage Chateau Proj.) Series A, 2.05%, LOC Union Bank of California, VRDN (a)(d)	$ 3,500	$ 3,500
Alameda County Board of Ed. TRAN 3.25% 7/2/02	17,700	17,735
California Cmnty. College Fing. Auth. Rev. Participating VRDN Series FRRI 01 L17, 1.2% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	15,000	15,000
California Dept. Wtr. Resources Wtr. Rev. Participating VRDN Series FRRI 02 K1, 1.2% (Liquidity Facility Lloyds TSB Bank Plc) (a)(e)	54,100	54,100
California Gen. Oblig.:
Bonds 5.5% 6/1/02	6,500	6,542
Participating VRDN:
Series FRRI 00 L5, 1.1% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	5,800	5,800
Series FRRI L6, 1.1% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	18,000	18,000
Series FRRI L7, 1.1% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	4,000	4,000
Series MSDW 00 384, 1.5% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	6,695	6,695
Series SG 85, 1.11% (Liquidity Facility Societe Generale) (a)(e)	3,500	3,500
Variable Rate TRAN:
Series 2001 B, 1.34% 6/28/02 (a)	30,100	30,100
Series 2001 C, 1.496% 6/28/02 (a)	51,200	51,200
RAN 3.25% 6/28/02	36,555	36,686
1.25% 4/4/02, CP	5,800	5,800
1.3% 4/9/02, CP	10,300	10,300
1.3% 4/10/02, CP	12,400	12,400
1.35% 3/13/02, CP	7,200	7,200
1.4% 3/7/02, CP	9,000	9,000
1.4% 3/7/02, CP	5,800	5,800
1.45% 3/8/02, CP	5,100	5,100
1.45% 3/11/02, CP	9,600	9,600
California Hsg. Fin. Agcy. Rev.:
Bonds Series I, 2.95% 6/14/02 (d)	13,800	13,800
Series 2000 J, 1.09% (FSA Insured), VRDN (a)(d)	10,000	10,000
Series 2001 E, 1.12%, LOC Fannie Mae, VRDN (a)(d)	9,900	9,900
California Poll. Cont. Fing. Auth. Envir. Impt. Rev. (Atlantic Richfield Co. Proj.) Series 1997 A, 1.25%, VRDN (a)(d)	2,900	2,900
California School Cash Reserve Prog. Auth. TRAN Series 2001 A, 4% 7/3/02 (AMBAC Insured)	16,700	16,775
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Statewide Cmnty. Dev. Auth. Rev. Bonds (Kaiser Permanente Health Sys. Proj.):
Series 2001 A, 2%, tender 1/2/03 (a)	$ 4,400	$ 4,400
2.3%, tender 7/1/02 (a)	6,000	6,000
California Statewide Cmnty. Dev. Auth. Rev. Ctfs. of Prtn. Participating VRDN Series Merlots 99 E, 1.1% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	5,000	5,000
California Statewide Cmnty. Dev. Corp. Rev. (Supreme Truck Bodies of California Proj.) 1.15%, LOC Bank One NA, Michigan, VRDN (a)(d)	2,200	2,200
California Statewide Cmntys. Dev. Auth. Multi-family Rev. (Oakmont Stockton Proj.) Series 1997 C, 1.2%, LOC Commerzbank AG, VRDN (a)(d)	5,960	5,960
Chino Basin Desalter Auth. Rev. Series 2002 A, 1.2%, LOC Bayerische Hypo-und Vereinsbank AG, VRDN (a)	25,000	25,000
East Bay Muni. Util. District Wtr. Sys. Rev. Series 1988, 1.15% 3/7/02, CP	6,700	6,700
Foothill-De Anza Cmnty. College District Participating VRDN Series Merlots 00 YY, 1.1% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	6,300	6,300
Grand Terrace Cmnty. Redev. (Mount Vernon Villas Proj.) 1%, LOC Fannie Mae, VRDN (a)	10,000	10,000
Lassen Muni. Util. District Rev. Series 1996 A, 1.2% (FSA Insured) (BPA Dexia Cr. Local de France), VRDN (a)(d)	4,435	4,435
Livermore Redev. Agcy. Multi-family Rev. Bonds (Livermore Sr. Hsg. Apts. Proj.) 2.6%, tender 3/29/02 (a)(d)	8,400	8,400
Long Beach Hbr. Rev. Series A, 1.2% 4/12/02, CP (d)	20,100	20,100
Los Angeles County Gen. Oblig. 1.25% 3/5/02, LOC Westdeutsche Landesbank Girozentrale, LOC Bayerische Landesbank Girozentrale, CP	3,700	3,700
Los Angeles County Metro. Trans. Auth. Sales Tax Rev. Series A:
1.15% 3/6/02, LOC Bank of America NA, LOC Bayerische Hypo-und Vereinsbank AG, CP	25,000	25,000
1.25% 3/6/02, LOC Bank of America NA, LOC Bayerische Hypo-und Vereinsbank AG, CP	4,700	4,700
Los Angeles County Pub. Works Fing. Auth. Lease Rev. Participating VRDN Series Merlots 00 JJJ, 1.1% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	8,830	8,830
Los Angeles County Schools Pooled Fing. Prog. Ctfs. of Prtn. TRAN Series A, 3.5% 7/1/02 (FSA Insured)	7,800	7,821
Los Angeles Dept. Arpts. Rev. Participating VRDN Series SG 61, 1.11% (Liquidity Facility Societe Generale) (a)(d)(e)	6,655	6,655
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev.:
Participating VRDN Series Merlots 99 L, 1.1% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	$ 8,500	$ 8,500
Series 2001 B1, 1.05% (Liquidity Facility Dexia Cr. Local de France), VRDN (a)	6,100	6,100
Los Angeles Gen. Oblig. TRAN 3.5% 6/28/02	10,000	10,027
Los Angeles Hbr. Dept. Rev. Participating VRDN:
Series FRRI 7, 1.15% (Liquidity Facility Bank of New York NA) (a)(d)(e)	10,600	10,600
Series FRRI A17, 1.2% (Liquidity Facility Commerzbank AG) (a)(d)(e)	2,400	2,400
Series FRRI L26, 1.2% (Liquidity Facility Lehman Brothers, Inc.) (a)(d)(e)	7,000	7,000
Series MSDW 00 349, 1.14% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	2,660	2,660
Los Angeles Single Family Home Mtg. Rev. Bonds Series B, 2.75% 6/1/02 (d)	7,000	7,000
Los Angeles Unified School District TRAN 4% 7/23/02	12,500	12,563
Los Angeles Wastewtr. Sys. Rev.:
Participating VRDN Series SGA 26, 1.08% (Liquidity Facility Societe Generale) (a)(e)	6,970	6,970
1.15% 4/10/02, CP	13,500	13,500
Metro. Wtr. District Southern California Wtrwks. Rev. Participating VRDN:
Series Merlots 99 O, 1.1% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	6,880	6,880
Series PA 546, 1.11% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	1,000	1,000
Series PA 837, 1.11% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	4,995	4,995
Northern California Transmission Auth. Rev. Series B:
1.2% 4/5/02, LOC Westdeutsche Landesbank Girozentrale, CP	12,700	12,700
1.25% 4/5/02, LOC Westdeutsche Landesbank Girozentrale, CP	2,000	2,000
Oakland Gen. Oblig. Participating VRDN Series Merlots 00 A, 1.1% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	3,000	3,000
Oxnard School District TRAN 4% 7/24/02	3,500	3,518
Pacific Hsg. & Fin. Agcy. Rev. Series A, 1.1% (Liquidity Facility Societe Generale), VRDN (a)	11,000	11,000
Port of Oakland Gen. Oblig. Participating VRDN Series Merlots 00 JJ, 1.15% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	5,700	5,700
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Port of Oakland Port Rev.:
Participating VRDN Series FRRI A24, 1.15% (Liquidity Facility Commerzbank AG) (a)(d)(e)	$ 3,000	$ 3,000
Series A:
1.35% 3/26/02, LOC Commerzbank AG, LOC Bank of Nova Scotia, CP (d)	11,500	11,500
1.35% 3/26/02, LOC Commerzbank AG, LOC Bank of Nova Scotia, CP (d)	4,300	4,300
Rancho Wtr. District Fing. Auth. Rev. Participating VRDN 1.11% (Liquidity Facility Societe Generale) (a)(e)	8,250	8,250
Sacramento City Unified School District TRAN 2.375% 11/28/02	6,400	6,419
Sacramento County Gen. Oblig. Participating VRDN Series FRRI 01 L16, 1.2% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	47,000	47,000
Sacramento County Sanitation District Fing. Auth. Rev. Participating VRDN Series RobIns 15, 1.14% (Liquidity Facility Bank of New York NA) (a)(e)	11,145	11,145
Sacramento Muni. Util. District Elec. Rev. Series 1, 1.2% 4/1/02, LOC Bayerische Landesbank Girozentrale, LOC Westdeutsche Landesbank Girozentrale, CP	20,250	20,250
San Diego County & School District TRAN 3.5% 6/28/02	10,500	10,528
San Diego County Reg'l. Trans. Commission Sales Tax Rev. Series A, 1.1% 4/8/02, CP	8,000	8,000
San Diego County Wtr. Auth. Series 1:
1.15% 3/6/02, CP	4,700	4,700
1.25% 4/8/02, CP	3,500	3,500
San Diego Indl. Dev. Rev. Participating VRDN Series FRRI 00 L1, 1.4% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	13,735	13,735
San Diego Unified School District Participating VRDN Series SGA 01 120, 1.08% (Liquidity Facility Societe Generale) (a)(e)	17,565	17,565
San Francisco City & County Parking Meter Rev. Participating VRDN Series BA 96 A, 1.02% (Liquidity Facility Bank of America NA) (a)(e)	10,075	10,075
San Gabriel Valley Govts.:
1.2% 3/7/02, LOC Toronto-Dominion Bank, CP	2,000	2,000
1.2% 4/9/02, LOC Toronto-Dominion Bank, CP	15,100	15,100
San Jose Multi-family Hsg. Rev. (Carlton Plaza Proj.) Series 1998 A, 1.4%, LOC Commerzbank AG, VRDN (a)(d)	3,000	3,000
Santa Clara Valley Wtr. District Ctfs. of Prtn. Participating VRDN Series Merlots 00 MM, 1.1% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	8,900	8,900
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Santa Rosa Multi-family Hsg. Rev. (Quail Run Apts./Santa Rosa Hsg. Partners Proj.) Series 1997 A, 1.2%, LOC U.S. Bank NA, Minnesota, VRDN (a)(d)	$ 5,550	$ 5,550
Stanislaus County Office of Ed. TRAN 3.5% 7/16/02	6,230	6,250
Univ. of California Revs.:
Participating VRDN:
Series FRRI N12, 1.1% (Liquidity Facility Bank of New York NA) (a)(e)	13,950	13,950
Series Merlots 97 G, 1.1% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	20,000	20,000
Series A, 1.15% 4/9/02, CP	5,000	5,000
Vacaville Unified School District BAN 3.25% 7/2/02	5,000	5,022
Vallejo Wtr. Rev. Series 2001 A, 1.05%, LOC KBC Bank NV, VRDN (a)	12,625	12,625
		948,111
Puerto Rico - 1.9%
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN:
Series Merlots 00 EE, 1.05% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	4,290	4,290
Series Merlots 01 A107, 1.05% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	3,600	3,600
Series MSDW 00 312, 1.1% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	3,575	3,575
Puerto Rico Infrastructure Fing. Auth. Bonds Series AAB 00 17, 1.45%, tender 7/25/02 (Liquidity Facility ABN-AMRO Bank NV) (a)(e)(f)	8,300	8,300
		19,765
	Shares
Other - 4.5%
Fidelity Municipal Cash Central Fund, 1.32% (b)(c)	48,035,900	48,036
TOTAL INVESTMENT PORTFOLIO - 95.8%		1,015,912
NET OTHER ASSETS - 4.2%		44,656
NET ASSETS - 100%		$ 1,060,568
Total Cost for Income Tax Purposes $ 1,015,912
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
RAN - REVENUE ANTICIPATION NOTE
TRAN - TAX AND REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost (000s)
Puerto Rico Infrastructure Fing. Auth. Bonds Series AAB 00 17, 1.45%, tender 7/25/02 (Liquidity Facility ABN-AMRO Bank NV)	10/26/00 - 4/25/01	$ 8,300
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,300,000 or 0.8% of net assets.

Income Tax Information
At February 28, 2002, the fund had a capital loss carryforward of approximately $129,000 of which $89,000 and $40,000 will expire on February 28, 2003 and 2006, respectively.

During the fiscal year ended February 28, 2002, 100.00% of the fund's income dividends was free from federal income tax, and 24.45% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan California Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	February 28, 2002
Assets
Investment in securities, at value - See accompanying schedule		$ 1,015,912
Cash		37,536
Receivable for fund shares sold		2,766
Interest receivable		5,294
Other receivables		79
Total assets		1,061,587
Liabilities
Payable for fund shares redeemed	$ 690
Distributions payable	15
Accrued management fee	308
Other payables and accrued expenses	6
Total liabilities		1,019
Net Assets		$ 1,060,568
Net Assets consist of:
Paid in capital		$ 1,060,697
Accumulated net realized gain (loss) on investments		(129)
Net Assets, for 1,060,693 shares outstanding		$ 1,060,568
Net Asset Value, offering price and redemption price per share ($1,060,568 ÷ 1,060,693 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Spartan California Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended February 28, 2002
Investment Income Interest		$ 24,475
Expenses
Management fee	$ 4,928
Non-interested trustees' compensation	4
Total expenses before reductions	4,932
Expense reductions	(707)	4,225
Net investment income		20,250
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		95
Increase (decrease) in net unrealized gain from accretion of discount		(2)
Net gain (loss)		93
Net increase in net assets resulting from operations		$ 20,343

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations Net investment income	$ 20,250	$ 35,998
Net realized gain (loss)	95	245
Increase (decrease) in net unrealized gain from accretion of discount	(2)	2
Net increase (decrease) in net assets resulting from operations	20,343	36,245
Distributions to shareholders from net investment income	(20,250)	(35,998)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	814,848	907,671
Reinvestment of distributions from net investment income	19,357	34,137
Cost of shares redeemed	(809,110)	(1,046,204)
Net increase (decrease) in net assets and shares resulting from share transactions	25,095	(104,396)
Total increase (decrease) in net assets	25,188	(104,149)
Net Assets
Beginning of period	1,035,380	1,139,529
End of period	$ 1,060,568	$ 1,035,380

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2002	2001	2000 D	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.020	.033	.028	.028	.032
Less Distributions
From net investment income	(.020)	(.033)	(.028)	(.028)	(.032)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A, B	1.98%	3.33%	2.79%	2.84%	3.26%
Ratios to Average Net Assets C
Expenses before expense reductions	.48%	.50%	.50%	.50%	.50%
Expenses net of voluntary waivers, if any	.45%	.50%	.50%	.50%	.45%
Expenses net of all reductions	.41%	.49%	.49%	.49%	.45%
Net investment income	1.95%	3.29%	2.75%	2.81%	3.21%
Supplemental Data
Net assets, end of period (in millions)	$ 1,061	$ 1,035	$ 1,140	$ 1,229	$ 1,353

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former account closeout fee.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity California Municipal Money Market Fund

Performance: The Bottom Line

To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

Cumulative Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity® CA Municipal Money Market	1.89%	14.41%	30.20%
California Tax-Free Money Market Funds Average	1.72%	13.81%	29.59%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the California tax-free money market funds average, which reflects the performance of California tax-free money market funds with similar objectives tracked by iMoneyNet, Inc. The past one year average represents a peer group of 71 money market funds.

Average Annual Total Returns

Periods ended February 28, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity CA Municipal Money Market	1.89%	2.73%	2.67%
California Tax-Free Money Market Funds Average	1.72%	2.62%	2.62%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Annual Report

Fidelity California Municipal Money Market Fund
Performance - continued

Yields

	2/25/02	12/3/01	9/3/01	5/28/01	2/26/01

California Municipal Money Market	0.95%	1.24%	1.63%	2.52%	2.58%

California Tax-Free Money Market Funds Average	0.84%	1.14%	1.60%	2.33%	2.03%

California Municipal Money Market Tax-equivalent	1.61%	2.10%	2.75%	4.26%	4.38%

Portion of fund's income subject to state taxes	10.06%	18.33%	10.28%	3.64%	18.86%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the California tax-free money market funds average as tracked by iMoneyNet, Inc. Or you can look at the fund's tax-equivalent yield, which is based on a combined effective federal and state income tax rate of 41.05%. The fund's yields mentioned above reflect that a portion of the fund's income was subject to state taxes. A portion of the fund's income may be subject to the federal alternative minimum tax.

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

Comparing
Performance

Yields on tax-free investments are usually lower than yields on taxable investments. However, a straight comparison between the two may be misleading because it ignores the way taxes reduce taxable returns. Tax-equivalent yield - the yield you'd have to earn on a similar taxable investment to match the tax-free yield - makes the comparison more meaningful. Keep in mind that the U.S. government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money market fund will maintain a $1 share price.

3

Annual Report

Fidelity California Municipal Money Market Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)
An interview with Norm Lind, Portfolio Manager of Fidelity California Municipal Money Market Fund

Q. Norm, what was the investment environment like during the 12 months that ended February 28, 2002?

A. At the beginning of the period, the Federal Reserve Board was in the midst of an aggressive interest rate cutting program designed to buoy economic growth and head off recession. By the end of the summer of 2001, market observers were uncertain about the direction of the economy. Some felt that the seven cuts in interest rates by the Fed - implemented throughout the first eight months of 2001 - would serve to stimulate an economic rebound. Other participants continued to be concerned that economic growth would remain anemic. The events of September 11 eliminated thoughts of a quick recovery. The Fed responded forcefully to reassure the markets, lowering the rate banks charge each other for overnight loans - known as the fed funds target rate - four additional times through the end of 2001. By the end of 2001, the Fed had brought the target rate down to 1.75%, its lowest level in 40 years. In January 2002, the Fed elected to keep short-term interest rates unchanged, signaling that it had completed this latest rate cut cycle. Interest rates in the taxable market rose during the period, responding to signs that the economy was strengthening and that the Fed would stop cutting rates. However, municipal yields, as is typical, lagged, remaining low relative to alternatives in the taxable market.

Q. What developments of note influenced the California municipal money market?

A. Yields on California municipal money market securities started to move more in synch with national averages. Historically, California money market securities have offered lower yields than the national average due to the state's solid credit quality, as well as significant demand for and limited supply of these securities. However, economic weakness in the state pushed yields higher amid a large flow of new issuance and constricted demand. The state issued a large amount of debt to finance the bailout of the power industry, and municipalities came to market for funding to cover budget shortfalls caused by declining tax revenues. Meanwhile, income in the form of bonuses and stock options dried up with the collapse of the technology bubble and the weakening of the California economy, leading to weaker demand for short-term municipal money market investments.

Q. What was your strategy with the fund?

A. In general, I took a cautious approach, waiting for the economic landscape to settle and for new issuance to come to market. Overall, I tried to maintain a relatively short average maturity to enable the fund to invest in higher yields as they emerge due to technical issues of supply and demand. In addition, the fund maintained a stake in out-of-state investments - within the limits of the fund's investment policies - in order to provide shareholders with a higher tax-adjusted yield. In some cases, comparable out-of-state obligations offered a higher tax-adjusted yield, even though they were subject to California tax. Although more of shareholders' income will be taxable than if I had purchased exclusively California obligations, shareholders may be able to retain more of the fund's dividends after taxes are taken into account.

Annual Report

Fidelity California Municipal Money Market Fund
Fund Talk: The Manager's Overview - continued

Q. How did the fund perform?

A. The fund's seven-day yield on February 28, 2002, was 0.93%, compared to 2.51% 12 months ago. The latest yield was the equivalent of a 1.59% taxable yield for investors in the 41.05% combined state and federal tax bracket. The fund's yields reflect that a portion of the fund's income was subject to state taxes. Through February 28, 2002, the fund's 12-month total return was 1.89%, compared to 1.72% for the California tax-free money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook?

A. A significant glut of new issuance has come to market. More is expected on the horizon, in the form of a historically large issuance intended to help the state complete its bailout of the power industry. This new supply should force yields higher, as sellers ratchet up rates on longer-term fixed-rate securities in order to attract a shrinking base of buyers. Looking at the fund, I've focused a significant stake of the fund in shorter-term securities whose yields reset either daily or weekly. These investments should help performance if yields rise as I anticipate due to added supply and signs of economic improvement.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks as high a level of current income, exempt from federal and California state personal income tax, as is consistent with preservation of capital

Fund number: 097

Trading symbol: FCFXX

Start date: July 7, 1984

Size: as of February 28, 2002, more than $2.2 billion

Manager: Norm Lind, since 2001; manager, various Fidelity and Spartan municipal money market funds; joined Fidelity in 1992

3

Annual Report

Fidelity California Municipal Money Market Fund

Investment Changes

Maturity Diversification
Days	% of fund's investments 2/28/02	% of fund's investments 8/31/01	% of fund's investments 2/28/01
0 - 30	73.3	77.7	81.1
31 - 90	8.5	9.1	2.4
91 - 180	16.6	0.9	14.3
181 - 397	1.6	12.3	2.2
Weighted Average Maturity
	2/28/02	8/31/01	2/28/01
Fidelity California Municipal Money Market Fund	34 Days	47 Days	30 Days
California Tax-Free Money Market Funds Average *	35 Days	40 Days	35 Days
Asset Allocation (% of fund's net assets)
As of February 28, 2002	As of August 31, 2001
Variable Rate Demand Notes (VRDNs) 51.0%	Variable Rate Demand Notes (VRDNs) 64.0%
Commercial Paper (including CP Mode) 16.5%	Commercial Paper (including CP Mode) 13.7%
Tender Bonds 2.9%	Tender Bonds 1.6%
Municipal Notes 20.3%	Municipal Notes 11.2%
Other Investments 4.7%	Other Investments 5.9%
Net Other Assets 4.6%	Net Other Assets 3.6%

*Source: iMoneyNet, Inc.

Annual Report

Fidelity California Municipal Money Market Fund

Investments February 28, 2002

Showing Percentage of Net Assets

Municipal Securities - 95.4%
	Principal Amount (000s)	Value (Note 1) (000s)
California - 91.2%
ABAG Fin. Auth. for Nonprofit Corps. Multi-family Rev. (Vintage Chateau Proj.) Series A, 2.05%, LOC Union Bank of California, VRDN (a)(d)	$ 7,400	$ 7,400
Alameda County Indl. Dev. Auth. Rev. (Longview Fibre Co. Proj.) Series 1988, 1.2%, LOC ABN-AMRO Bank NV, VRDN (a)	1,750	1,750
California Cmnty. College Fing. Auth. Rev. Participating VRDN Series FRRI 01 L17, 1.2% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	116,350	116,350
California Cmntys. Hsg. Fin. Agcy. Lease Rev. Series 2001 A, 1.1% (Liquidity Facility Societe Generale), VRDN (a)	16,000	16,000
California Dept. of Veteran Affairs Participating VRDN Series BS 99 73, 1.08% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	10,880	10,880
California Dept. of Wtr. Resources Central Valley Proj. Rev. Participating VRDN Series PT 607, 1.11% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	9,385	9,385
California Dept. Wtr. Resources Wtr. Rev. Participating VRDN:
Series FRRI 01 L8, 1.1% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	13,750	13,750
Series FRRI 02 K1, 1.2% (Liquidity Facility Lloyds TSB Bank Plc) (a)(e)	149,350	149,349
California Gen. Oblig.:
Bonds 5.5% 6/1/02	12,875	12,958
Participating VRDN:
Series FRRI 00 L5, 1.1% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	12,200	12,200
Series FRRI L7, 1.1% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	14,000	14,000
Series GS 84, 1.11% (Liquidity Facility Societe Generale) (a)(e)	12,235	12,235
Series Merlots 00 A, 1.15% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	17,500	17,500
Series MSDW 00 474X, 1.14% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	4,995	4,995
Series PA 474, 1.11% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	1,000	1,000
Series PA 893R, 1.11% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	4,995	4,995
Series PT 1210, 1.11% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	3,000	3,000
Series PT 365, 1.64% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(d)(e)	8,330	8,330
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Gen. Oblig.: - continued
Participating VRDN:
Series RF 01 1, 1.04% (Liquidity Facility Bank of New York NA) (a)(e)	$ 10,650	$ 10,650
Series SG 85, 1.11% (Liquidity Facility Societe Generale) (a)(e)	5,000	5,000
Series SG 95, 1.11% (Liquidity Facility Societe Generale) (a)(e)	9,085	9,085
Variable Rate TRAN:
Series 2001 B, 1.34% 6/28/02 (a)	66,100	66,101
Series 2001 C, 1.496% 6/28/02 (a)	114,950	114,950
RAN 3.25% 6/28/02	61,500	61,703
1.25% 4/4/02, CP	13,325	13,325
1.3% 4/10/02, CP	26,900	26,900
1.35% 3/13/02, CP	15,435	15,435
1.35% 4/2/02, CP	5,000	5,000
1.4% 3/7/02, CP	12,095	12,095
1.4% 3/7/02, CP	6,500	6,500
1.4% 3/7/02, CP	13,325	13,325
1.4% 3/12/02, CP	6,800	6,800
1.4% 4/3/02, CP	10,750	10,750
1.45% 3/7/02, CP	3,000	3,000
1.45% 3/8/02, CP	10,900	10,900
1.45% 3/11/02, CP	20,400	20,400
California Hsg. Fin. Agcy. Rev.:
Bonds Series I, 2.95% 6/14/02 (d)	26,200	26,200
Participating VRDN:
Series BA 96 C1, 1.07% (Liquidity Facility Bank of America NA) (a)(d)(e)	5,150	5,150
Series BA 96 C2, 1.07% (Liquidity Facility Bank of America NA) (a)(d)(e)	4,075	4,075
Series 2001 A, 1.45% (Liquidity Facility Landesbank Hessen-Thuringen), VRDN (a)	5,145	5,145
Series 2001 E, 1.12%, LOC Fannie Mae, VRDN (a)(d)	49,710	49,710
Series U, 1.05% (MBIA Insured), VRDN (a)(d)	21,010	21,010
Series X2, 1.09% (FSA Insured), VRDN (a)(d)	26,000	26,000
California Poll. Cont. Fing. Auth. Envir. Impt. Rev. (Atlantic Richfield Co. Proj.) Series 1997 A, 1.25%, VRDN (a)(d)	8,600	8,600
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev.:
(New United Motor Manufacturing Proj.) Series A, 1.1%, LOC California Teachers Retirement Sys., VRDN (a)(d)	7,615	7,615
(Western Waste Industries Proj.) Series 1994 A, 1.3%, LOC Fleet Bank NA, VRDN (a)(d)	4,200	4,200
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Pub. Works Board Lease Rev. Participating VRDN Series 2000 B, 1.07% (Liquidity Facility Bank of America NA) (a)(e)	$ 6,210	$ 6,210
California School Cash Reserve Prog. Auth. TRAN Series 2001 A, 4% 7/3/02 (AMBAC Insured)	34,300	34,458
California Statewide Cmnty. Dev. Auth. Indl. Dev. Rev. (Arthurmade Plastics, Inc. Proj.) Series 2000 A, 1.1%, LOC Bank of America NA, VRDN (a)(d)	5,800	5,800
California Statewide Cmnty. Dev. Auth. Rev.:
Bonds (Kaiser Permanente Health Sys. Proj.):
Series 2001 A, 2%, tender 1/2/03 (a)	9,600	9,600
2.3%, tender 7/1/02 (a)	13,000	13,000
(JTF Enterprises LLC Proj.) Series 1996 A, 1.15%, LOC Bank of America NA, VRDN (a)(d)	3,000	3,000
California Statewide Cmnty. Dev. Corp. Rev.:
(American Zettler, Inc. Proj.) Series 1989, 1.1%, LOC California Teachers Retirement Sys., VRDN (a)(d)	1,875	1,875
(Bro-Co. Gen. Partnership Proj.) Series 1990, 1.1%, LOC California Teachers Retirement Sys., VRDN (a)(d)	2,820	2,820
(Evapco, Inc. Proj.) Series 1996 K, 1.15%, LOC Bank of America NA, VRDN (a)(d)	1,075	1,075
(Fibrebond West, Inc. Proj.) Series 1996 N, 1.1%, LOC California Teachers Retirement Sys., VRDN (a)(d)	3,000	3,000
(Kennerly-Spratling Proj.) Series 1995 A, 1.1%, LOC California Teachers Retirement Sys., VRDN (a)(d)	1,935	1,935
(Lansmont Corp. Proj.) Series 1996 G, 1.15%, LOC Wells Fargo Bank NA, San Francisco, VRDN (a)(d)	1,810	1,810
(Lynwood Enterprises LLC Proj.) Series 1997 D, 1.15%, LOC Fleet Nat'l. Bank, VRDN (a)(d)	3,400	3,400
(Merrill Packaging Proj.) 1.15%, LOC Wells Fargo Bank NA, San Francisco, VRDN (a)(d)	1,255	1,255
(Northwest Pipe & Casing Co. Proj.) Series 1990, 1.1%, LOC California Teachers Retirement Sys., VRDN (a)(d)	2,250	2,250
(Pasco Scientific Proj.) 1.1%, LOC California Teachers Retirement Sys., VRDN (a)(d)	1,805	1,805
(Peet's Coffee & Tea, Inc. Proj.) Series 1995 E, 1.1%, LOC California Teachers Retirement Sys., VRDN (a)(d)	1,300	1,300
(Rapelli of California, Inc. Proj.) Series 1989, 1.1%, LOC California Teachers Retirement Sys., VRDN (a)(d)	2,500	2,500
(Rix Ind. Proj.) Series 1996 I, 1.15%, LOC Wells Fargo Bank NA, San Francisco, VRDN (a)(d)	1,600	1,600
(Setton Properties, Inc. Proj.) Series 1995 E, 1.15%, LOC Wells Fargo Bank NA, San Francisco, VRDN (a)(d)	1,780	1,780
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
California Statewide Cmnty. Dev. Corp. Rev.: - continued
(Sunclipse, Inc., Alhambra Proj.) Series 1989, 1.1%, LOC California Teachers Retirement Sys., VRDN (a)(d)	$ 3,200	$ 3,200
(Sunclipse, Inc., Union City Proj.) Series 1989, 1.1%, LOC California Teachers Retirement Sys., VRDN (a)(d)	2,135	2,135
California Statewide Cmntys. Dev. Auth. Multi-family Rev.:
(Crocker Oaks Apts. Proj.) Series 2001 H, 1.05%, LOC Fannie Mae, VRDN (a)(d)	6,750	6,750
(Grove Apts. Proj.) Series X, 1.05%, LOC Fannie Mae, VRDN (a)(d)	6,150	6,150
(Northwood Apts. Proj.) Series N, 1.05%, LOC Fannie Mae, VRDN (a)(d)	5,000	5,000
(Sunrise Fresno Proj.) Series B, 1.15%, LOC Fannie Mae, VRDN (a)	3,600	3,600
(Villa Paseo Proj.) 1.1%, LOC Fed. Home Ln. Bank, San Francisco, VRDN (a)(d)	4,000	4,000
California Univ. Rev. Series 2001 A, 1.3% 5/8/02, LOC Bayerische Landesbank Girozentrale, LOC J.P. Morgan Chase Bank, CP	5,153	5,153
California Veteran Affairs Home Purchase Rev. Participating VRDN Series BS 98 47, 1.08% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(d)(e)	4,435	4,435
Camarillo City Multi-Family Hsg. Rev. (Hacienda de Camarillo Proj.) Series 1996, 1.05%, LOC Fannie Mae, VRDN (a)(d)	3,000	3,000
Contra Costa County Board of Ed. TRAN 3.25% 7/2/02	17,900	17,936
East Bay Muni. Util. District Wtr. Sys. Rev. Series 1988:
1.15% 3/6/02, CP	10,000	10,000
1.15% 3/7/02, CP	14,200	14,200
1.25% 4/8/02, CP	3,800	3,800
East Side Union High School District Santa Clara County TRAN 3.5% 7/2/02	12,700	12,737
Foothill-De Anza Cmnty. College District Participating VRDN Series Merlots 00 YY, 1.1% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	3,685	3,685
Fowler Indl. Dev. Auth. Indl. Dev. Rev. (Bee Sweet Citrus, Inc. Proj.) Series 1995, 1.15%, LOC Bank of America NA, VRDN (a)(d)	2,800	2,800
Fresno Arpt. Rev. Participating VRDN Series Merlots 00 B2, 1.15% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	4,185	4,185
Garden Grove Hsg. Auth. Multi-family Hsg. Rev. (Valley View Sr. Villas Proj.) Series 1990 A, 1.15%, LOC Comerica Bank California, VRDN (a)(d)	9,100	9,100
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Lassen Muni. Util. District Rev. Series 1996 A, 1.2% (FSA Insured) (BPA Dexia Cr. Local de France), VRDN (a)(d)	$ 2,260	$ 2,260
Livermore Multiple-family Mtg. Rev. (Portola Meadows Apts. Proj.) Series 1989 A, 1.2%, LOC Bank of America NA, VRDN (a)(d)	4,900	4,900
Livermore Redev. Agcy. Multi-family Rev. Bonds (Livermore Sr. Hsg. Apts. Proj.) 2.6%, tender 3/29/02 (a)(d)	18,400	18,400
Long Beach Hbr. Rev.:
Participating VRDN:
Series FRRI A7, 1.15% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (a)(d)(e)	9,900	9,900
Series MSDW 00 418, 1.14% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	18,190	18,190
Series MSDW 01 547, 1.14% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(d)(e)	7,345	7,345
Series SG 147, 1.11% (Liquidity Facility Societe Generale) (a)(d)(e)	9,890	9,890
Series A, 1.2% 4/12/02, CP (d)	42,800	42,800
Los Angeles County Gen. Oblig. 1.25% 3/5/02, LOC Westdeutsche Landesbank Girozentrale, LOC Bayerische Landesbank Girozentrale, CP	7,300	7,300
Los Angeles County Hsg. Auth. Multi-family Hsg. Rev. (Park Sierra Apts. Proj.) Series 1986 A, 1.3%, LOC Freddie Mac, VRDN (a)(d)	11,800	11,800
Los Angeles County Metro. Trans. Auth. Sales Tax Rev. Series A, 1.25% 3/6/02, LOC Bank of America NA, LOC Bayerische Hypo-und Vereinsbank AG, CP	9,894	9,894
Los Angeles County Pub. Works Fing. Auth. Lease Rev. Participating VRDN Series Merlots 00 JJJ, 1.1% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	16,000	16,000
Los Angeles County Schools Pooled Fing. Prog. Ctfs. of Prtn. TRAN Series A, 3.5% 7/1/02 (FSA Insured)	15,200	15,241
Los Angeles Dept. Arpts. Rev. Participating VRDN Series SG 61, 1.11% (Liquidity Facility Societe Generale) (a)(d)(e)	3,400	3,400
Los Angeles Dept. of Wtr. & Pwr. Rev. Participating VRDN:
Series Putters 182, 1.1% (Liquidity Facility J.P. Morgan Chase Bank) (a)(e)	5,995	5,995
Series Putters 183, 1.1% (Liquidity Facility J.P. Morgan Chase Bank) (a)(e)	7,495	7,495
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev.:
Participating VRDN Series Merlots 99 L, 1.1% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	23,300	23,300
1.65% 3/21/02, LOC Bank of America NA, LOC Bayerische Landesbank Girozentrale, CP	15,000	15,000
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev.: - continued
2.1% 3/11/02, LOC Bank of America NA, LOC Bayerische Landesbank Girozentrale, CP	$ 4,000	$ 4,000
Los Angeles Gen. Oblig. TRAN 3.5% 6/28/02	20,000	20,054
Los Angeles Hbr. Dept. Rev. Participating VRDN:
Series FRRI 7, 1.15% (Liquidity Facility Bank of New York NA) (a)(d)(e)	6,020	6,020
Series FRRI A17, 1.2% (Liquidity Facility Commerzbank AG) (a)(d)(e)	3,000	3,000
Series FRRI L26, 1.2% (Liquidity Facility Lehman Brothers, Inc.) (a)(d)(e)	12,950	12,950
Series MSDW 00 349, 1.14% (Liquidity Facility Morgan Stanley Dean Witter & Co.) (a)(e)	4,700	4,700
Series SG 59, 1.11% (Liquidity Facility Societe Generale) (a)(d)(e)	13,675	13,675
Los Angeles Multi-family Hsg. Rev.:
Bonds (Broadway Plaza Proj.) Series 2001 L, 2%, tender 7/15/02 (a)(d)	10,000	10,000
(Tri-City Hsg. Proj.) Series 1, 1.05%, LOC Citibank NA, New York, VRDN (a)(d)	3,700	3,700
Los Angeles Unified School District TRAN 4% 7/23/02	25,500	25,629
Metro. Wtr. District Southern California Wtrwks. Rev.:
Participating VRDN:
Series BS 01 113A, 1.08% (Liquidity Facility Bear Stearns Companies, Inc.) (a)(e)	14,890	14,890
Series Merlots 99 O, 1.1% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	9,500	9,500
Series 2001 C1, 1.4% (Liquidity Facility Lloyds TSB Bank Plc), VRDN (a)	3,000	3,000
Northern California Transmission Auth. Rev. Series B, 1.2% 4/5/02, LOC Westdeutsche Landesbank Girozentrale, CP	25,900	25,900
Orange County Apt. Dev. Rev. (Ladera Apts. Proj.) Series 2001 II B, 1.05%, LOC Fannie Mae, VRDN (a)(d)	16,000	16,000
Peninsula Corridor Joint Powers Board RAN:
Series 2001 B, 2.95% 8/22/02 (American Int'l. Group, Inc. Guaranteed)	8,200	8,213
2% 1/23/03 (American Int'l. Group, Inc. Guaranteed)	4,000	4,018
Pittsburg Multi-family Mtg. Rev. (Fountain Plaza Apt. Proj.) 1.15%, LOC Fannie Mae, VRDN (a)	7,400	7,400
Pleasant Hill Redev. Agcy. Multi-family Hsg. Rev. (Chateau III Proj.) Series 2001, 1.25%, VRDN (a)(d)	5,000	5,000
Pleasanton Multi-family Rev. (Bernal Apts. Proj.) Series A, 1.05%, LOC Fannie Mae, VRDN (a)(d)	8,925	8,925
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Port of Oakland Gen. Oblig. Participating VRDN Series Merlots 00 JJ, 1.15% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(d)(e)	$ 9,300	$ 9,300
Port of Oakland Port Rev.:
Participating VRDN Series FRRI A24, 1.15% (Liquidity Facility Commerzbank AG) (a)(d)(e)	11,925	11,925
Series A, 1.35% 3/26/02, LOC Commerzbank AG, LOC Bank of Nova Scotia, CP (d)	9,100	9,100
1.35% 3/26/02, LOC Commerzbank AG, LOC Bank of Nova Scotia, CP (d)	24,500	24,500
Sacramento City Unified School District TRAN 2.375% 11/28/02	13,600	13,640
Sacramento County Gen. Oblig. Participating VRDN Series FRRI 01 L16, 1.2% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	52,600	52,600
Sacramento County Hsg. Auth. Multi-family Hsg. Rev. (Oak Valley Proj.) Series 2001 D, 1.1%, LOC Fannie Mae, VRDN (a)(d)	4,000	4,000
San Bernardino County Indl. Dev. Auth. Rev. (NRI, Inc. Proj.) 1.1%, LOC California Teachers Retirement Sys., VRDN (a)(d)	1,240	1,240
San Diego County & School District TRAN 3.5% 6/28/02	20,885	20,941
San Diego County Gen. Oblig. Series B1, 1.25% 4/8/02, LOC Landesbank Hessen-Thuringen, CP	8,000	8,000
San Diego County Reg'l. Trans. Commission Sales Tax Rev. Series A, 1.1% 4/8/02, CP	26,000	26,000
San Diego Hsg. Auth. Multi-family Hsg. Bonds 2% 7/15/02 (d)	10,500	10,500
San Diego Indl. Dev. Rev. Participating VRDN:
Series FRRI 00 L1, 1.4% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	19,200	19,200
Series FRRI 00 L2, 1.4% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	9,980	9,980
Series FRRI 01 L2, 1.4% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	2,950	2,950
Series PA 626, 1.34% (Liquidity Facility Merrill Lynch & Co., Inc.) (a)(e)	7,295	7,295
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series A, 1.3% 3/21/02, LOC Societe Generale, CP (d)	3,675	3,675
San Jose Multi-family Hsg. Rev. (Carlton Plaza Proj.) Series 1998 A, 1.4%, LOC Commerzbank AG, VRDN (a)(d)	4,000	4,000
San Jose Unified School District Santa Clara County TRAN 2.75% 11/6/02	4,100	4,136
Santa Barbara County Schools Fing. Auth. TRAN 3.25% 6/28/02	7,700	7,714
Municipal Securities - continued
	Principal Amount (000s)	Value (Note 1) (000s)
California - continued
Santa Clara Unified School District TRAN 3.5% 7/2/02	$ 12,000	$ 12,035
Santa Clara Valley Wtr. District Ctfs. of Prtn. Participating VRDN Series Merlots 00 MM, 1.1% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	14,530	14,530
Santa Cruz Indl. Dev. Auth. Rev. (Santa Cruz-Wilson Entities Ltd. Proj.) Series 1993, 1.1%, LOC California Teachers Retirement Sys., VRDN (a)(d)	2,300	2,300
Santa Rosa Multi-family Hsg. Rev. (Quail Run Apts./Santa Rosa Hsg. Partners Proj.) Series 1997 A, 1.2%, LOC U.S. Bank NA, Minnesota, VRDN (a)(d)	1,650	1,650
Sonoma County TRAN 3% 11/19/02	2,500	2,528
Southern California Home Fing. Auth. Single Family Rev. Bonds Series 2001 A3, 2.55% 7/15/02 (d)	14,530	14,530
Stanislaus County Office of Ed. TRAN 3.5% 7/16/02	12,800	12,841
Torrance Hosp. Rev. (Little Co. of Mary Hosp.-Torrance Mem. Med. Ctr. Proj.) Series 1992, 1.1%, LOC J.P. Morgan Chase Bank, VRDN (a)	5,000	5,000
Univ. of California Revs.:
Participating VRDN Series Merlots 97 G, 1.1% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	13,430	13,430
Series A:
1.15% 4/3/02, CP	3,500	3,500
1.15% 4/9/02, CP	11,000	11,000
Ventura County Gen. Oblig. Participating VRDN Series FRRI 01 L24, 1.1% (Liquidity Facility Lehman Brothers, Inc.) (a)(e)	54,900	54,900
		2,042,664
Puerto Rico - 2.5%
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN:
Series Merlots 00 EE, 1.05% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	10,665	10,665
Series Merlots 01 A107, 1.05% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	8,165	8,165
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Participating VRDN 1.05% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	3,500	3,500
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN Series 2000 A15, 1.05% (Liquidity Facility First Union Nat'l. Bank, North Carolina) (a)(e)	17,295	17,295
Puerto Rico Infrastructure Fing. Auth. Bonds Series AAB 00 17, 1.45%, tender 7/25/02 (Liquidity Facility ABN-AMRO Bank NV) (a)(e)(f)	17,000	17,000
		56,625
Municipal Securities - continued
	Shares	Value (Note 1) (000s)
Other - 1.7%
Fidelity Municipal Cash Central Fund, 1.32% (b)(c)	37,104,000	$ 37,104
TOTAL INVESTMENT PORTFOLIO - 95.4%		2,136,393
NET OTHER ASSETS - 4.6%		102,439
NET ASSETS - 100%		$ 2,238,832
Total Cost for Income Tax Purposes $ 2,136,393
Security Type Abbreviations
CP - COMMERCIAL PAPER
RAN - REVENUE ANTICIPATION NOTE
TRAN - TAX AND REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.
(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Cost (000s)
Puerto Rico Infrastructure Fing. Auth. Bonds Series AAB 00 17, 1.45%, tender 7/25/02 (Liquidity Facility ABN-AMRO Bank NV)	10/26/00 - 4/25/01	$ 17,000
Other Information

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $17,000,000 or 0.8% of net assets.

Income Tax Information

During the fiscal year ended February 28, 2002, 100.00% of the fund's income dividends was free from federal income tax, and 26.32% of the fund's income dividends was subject to the federal alternative minimum tax (unaudited). The fund will notify shareholders in January 2003 of amounts for use in preparing 2002 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity California Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	February 28, 2002
Assets
Investment in securities, at value - See accompanying schedule		$ 2,136,393
Cash		89,690
Receivable for fund shares sold		26,550
Interest receivable		12,311
Other receivables		89
Total assets		2,265,033
Liabilities
Payable for fund shares redeemed	$ 25,225
Accrued management fee	725
Other payables and accrued expenses	251
Total liabilities		26,201
Net Assets		$ 2,238,832
Net Assets consist of:
Paid in capital		$ 2,238,783
Accumulated net realized gain (loss) on investments		49
Net Assets, for 2,238,730 shares outstanding		$ 2,238,832
Net Asset Value, offering price and redemption price per share ($2,238,832 ÷ 2,238,730 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity California Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended February 28, 2002
Investment Income Interest		$ 51,682
Expenses
Management fee	$ 8,384
Transfer agent fees	2,684
Accounting fees and expenses	237
Non-interested trustees' compensation	8
Custodian fees and expenses	35
Audit	33
Legal	14
Miscellaneous	174
Total expenses before reductions	11,569
Expense reductions	(995)	10,574
Net investment income		41,108
Net Realized Gain (Loss) on Investments		283
Net increase in net assets resulting from operations		$ 41,391

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended February 28, 2002	Year ended February 28, 2001
Increase (Decrease) in Net Assets
Operations Net investment income	$ 41,108	$ 66,214
Net realized gain (loss)	283	201
Net increase (decrease) in net assets resulting from operations	41,391	66,415
Distributions to shareholders from net investment income	(41,108)	(66,214)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	6,440,881	8,847,977
Reinvestment of distributions from net investment income	40,647	64,880
Cost of shares redeemed	(6,429,023)	(8,574,136)
Net increase (decrease) in net assets and shares resulting from share transactions	52,505	338,721
Total increase (decrease) in net assets	52,788	338,922
Net Assets
Beginning of period	2,186,044	1,847,122
End of period	$ 2,238,832	$ 2,186,044

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended February 28,	2002	2001	2000 C	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations Net investment income	.019	.032	.027	.027	.030
Less Distributions
From net investment income	(.019)	(.032)	(.027)	(.027)	(.030)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	1.89%	3.29%	2.69%	2.71%	3.07%
Ratios to Average Net Assets B
Expenses before expense reductions	.52%	.53%	.56%	.59%	.62%
Expenses net of voluntary waivers, if any	.52%	.53%	.56%	.59%	.62%
Expenses net of all reductions	.48%	.52%	.56%	.59%	.61%
Net investment income	1.86%	3.24%	2.67%	2.66%	3.02%
Supplemental Data
Net assets, end of period (in millions)	$ 2,239	$ 2,186	$ 1,847	$ 1,354	$ 976

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

C For the year ended February 29.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended February 28, 2002

1. Significant Accounting Policies.

Spartan California Municipal Income Fund (the income fund) is a fund of Fidelity California Municipal Trust. Spartan California Municipal Money Market Fund and Fidelity® California Municipal Money Market Fund (the money market funds) are funds of Fidelity California Municipal Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity California Municipal Trust and Fidelity California Municipal Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware business trust, respectively. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Each fund may be affected by economic and political developments in the state of California. The following summarizes the significant accounting policies of the income fund and the money market funds:

Security Valuation.

Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. In addition, investments in open-end investment companies are valued at their net asset value each business day. The following summarizes the security valuation policies of the funds.

Income Fund. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

Money Market Funds. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year. The schedules of investments include information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, prior period premium and discount on debt securities, market discount and losses deferred due to futures transactions.

In addition, the income fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

As of February 28, 2002, undistributed net income and undistributed gain on a tax basis for the income fund were as follows:

Undistributed ordinary income	$ 5,429,046
Undistributed long-term capital gains	$ 1,465,342

The tax character of distributions paid by the income fund during the year was as follows:

Ordinary income	$ 69,767,509
Long-term capital gains	1,970,901
$ 71,738,410

There were no significant book-to-tax differences for the money market funds.

Short-Term Trading (Redemption) Fees. Shares held in the income fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective March 1, 2001, the income fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $1,038,000 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on March 1, 2001.

The effect of this change during the period, was to increase net investment income by $501,000; increase net unrealized appreciation/depreciation by $497,000; and decrease net realized gain (loss) by $4,000. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Each fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable fund's Schedule of Investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of each applicable fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the income fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the income fund and Fidelity California Municipal Money Market Fund with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annual management fee rate expressed as a percentage of each fund's average net assets, was as follows:

	Individual Rate	Group Rate	Total
Spartan California Municipal Income Fund	.25%	.13%	.38%
Fidelity California Municipal Money Market Fund	.25%	.13%	.38%

FMR and its affiliates provide Spartan California Municipal Money Market Fund with investment management related services for which the fund pays a monthly management fee of .50% of the fund's average net assets. Effective October 31, 2001, FMR voluntarily agreed to reduce the management fee rate from .50% to .43%. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest expense. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

FMR also bears the cost of providing shareholder services to Spartan California Municipal Money Market Fund. To offset the cost of providing these services, FMR or its affiliates collected certain transaction fees from shareholders which amounted to $4,000 for the period. Effective October 31, 2001, these transaction fees were eliminated.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the income fund and Fidelity California Municipal Money Market Fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the funds' transfer and shareholder servicing agent and accounting functions. The funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Spartan California Municipal Income Fund	.07%
Fidelity California Municipal Money Market Fund	.12%

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The funds may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the funds are recorded as income in the accompanying financial statements. Distributions from the Central Funds are noted in the table below:

Income Distributions
Spartan California Municipal Money Market Fund	$ 1,554,000
Fidelity California Municipal Money Market Fund	$ 2,678,000

5. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement. Effective October 25, 2001, FMR agreed to reimburse Spartan California Municipal Money Market Fund to the extent operating expenses exceeded 0.35% of average net assets.

	Expense Limitations	Reimbursement from adviser

Spartan California Municipal Money Market Fund	0.35%	$ 307,000

Through arrangements with the income fund's and Fidelity California Municipal Money Market Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction

Spartan California Municipal Income Fund	$ 25,000	$ 599,000	$ 76,000
Fidelity California Municipal Money Market Fund	35,000	960,000	-

In addition, through an arrangement with the Spartan California Municipal Money Market Fund's custodian and transfer agent, $400,000 of credits realized as a result of uninvested cash balances were used to reduce the fund's expenses.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity California Municipal Trust and Fidelity California Municipal Trust II and the Shareholders of Spartan California Municipal Income Fund, Spartan California Municipal Money Market Fund and Fidelity California Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan California Municipal Income Fund (a fund of Fidelity California Municipal Trust), Spartan California Municipal Money Market Fund and Fidelity California Municipal Money Market Fund (funds of Fidelity California Municipal Trust II) at February 28, 2002, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity California Municipal Trust and Fidelity California Municipal Trust II's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
April 2, 2002

Annual Report

Trustees and Officers

The Trustees and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Except for William O. McCoy and William S. Stavropoulos, each of the Trustees oversees 261 funds advised by FMR or an affiliate. Mr. McCoy oversees 263 funds advised by FMR or an affiliate, and Mr. Stavropoulos oversees 184 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

The business address of each Trustee who is an "interested person" (as defined in the 1940 Act) is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (71)**

Year of Election or Appointment: 1983 or 1991

Trustee of Fidelity California Municipal Trust (1983). President of Spartan California Municipal Income. Trustee of Fidelity California Municipal Trust II (1991). President of Fidelity California Municipal Money Market and Spartan California Municipal Money Market. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Name, Age; Principal Occupation
Abigail P. Johnson (40)**

Year of Election or Appointment: 2001

Senior Vice President of Fidelity California Municipal Money Market (2001), Spartan California Municipal Money Market (2001), and Spartan California Municipal Income (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Peter S. Lynch (59)

Year of Election or Appointment: 1990 or 1991

Trustee of Fidelity California Municipal Trust (1990). Trustee of Fidelity California Municipal Trust II (1991). Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee and President of the funds, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

The business address of each non-interested Trustee (that is, the Trustees other than the Interested Trustees) is Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (59)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

Ralph F. Cox (69)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Name, Age; Principal Occupation
Phyllis Burke Davis (70)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc.

Robert M. Gates (58)

Year of Election or Appointment: 1997

Mr. Gates is a Consultant, educator, and lecturer. He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (69)

Year of Election or Appointment: 1987 or 1991

Trustee of Fidelity California Municipal Trust (1987) and Fidelity California Municipal Trust II (1991). Mr. Kirk is a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Name, Age; Principal Occupation
Marie L. Knowles (55)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999). Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (58)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

Marvin L. Mann (68)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board Member of Imation Corp. (imaging and information storage, 1997) and Acterna Corporation (communications test equipment, 1999). He is also Co-Chairman and C.E.O. of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

William O. McCoy (68)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (62)

Year of Election or Appointment: 2001 or 2002

Trustee of Fidelity California Municipal Trust (2002) and Fidelity California Municipal Trust II (2001). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Trustees and Officers - continued

Executive Officers:

The business address of each executive officer is 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dwight D. Churchill (48)

Year of Election or Appointment: 1997 or 2000

Vice President of California Municipal Money Market (2000), Spartan California Municipal Money Market (2000), and Spartan California Municipal Income (1997). He serves as Head of Fidelity's Fixed-Income Division (2000), Vice President of Fidelity's Money Market Funds (2000), Vice President of Fidelity's Bond Funds (1997), and Senior Vice President of FIMM (2000) and FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Boyce I. Greer (46)

Year of Election or Appointment: 1997

Vice President of California Municipal Money Market and Spartan California Municipal Money Market. He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

David L. Murphy (54)

Year of Election or Appointment: 2001

Vice President of Spartan California Municipal Income. He serves as Senior Vice President (2000) and Bond Group Leader (2000) of Fidelity's Fixed-Income Division, and Vice President of Fidelity's Municipal Bond Funds (2001) and Fidelity's Taxable Bond Funds (2000). Mr. Murphy is also Vice President of FIMM (2000) and FMR (1998). Mr. Murphy joined Fidelity in 1989 as a portfolio manager in the Bond Group.

Norman U. Lind (45)

Year of Election or Appointment: 2001

Vice President of California Municipal Money Market, Spartan California Municipal Money Market, and other funds advised by FMR. Prior to assuming this current responsibilities, Mr. Lind managed a variety of Fidelity funds.

Name, Age; Principal Occupation
Christine Thompson (43)

Year of Election or Appointment: 1998

Vice President of Spartan California Municipal Income and other funds advised by FMR. Prior to assuming her current responsibilities, Ms. Thompson managed a variety of Fidelity funds.

Eric D. Roiter (53)

Year of Election or Appointment: 1998

Secretary of California Municipal Money Market, Spartan California Municipal Money Market, and Spartan California Municipal Income. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Secretary of Fidelity Southwest Company (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997).

Maria F. Dwyer (43)

Year of Election or Appointment: 2002

Treasurer of California Municipal Money Market, Spartan California Municipal Money Market, and Spartan California Municipal Income. She also serves as Treasurer of other Fidelity Funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Stanley N. Griffith (55)

Year of Election or Appointment: 1998

Assistant Vice President of California Municipal Money Market, Spartan California Municipal Money Market, and Spartan California Municipal Income. Mr. Griffith is Assistant Vice President of Fidelity's Fixed-Income Funds (1998), Assistant Secretary of FIMM (1998), Vice President of Fidelity Investments' Fixed-Income Division (1998), and is an employee of FMR.

John H. Costello (55)

Year of Election or Appointment: 1986 or 1989

Assistant Treasurer of California Municipal Money Market (1986), Spartan California Municipal Money Market (1989), and Spartan California Municipal Income (1986). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of California Municipal Money Market, Spartan California Municipal Money Market, and Spartan California Municipal Income. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Thomas J. Simpson (43)

Year of Election or Appointment: 1996

Assistant Treasurer of California Municipal Money Market, Spartan California Municipal Money Market, and Spartan California Municipal Income. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Spartan California Municipal Income Fund voted to pay on April 8, 2002, to shareholders of record at the opening of business on April 5, 2002, a distribution of $.012 per share derived from capital gains realized from sales of portfolio securities.

Annual Report

Proxy Voting Results

A special meeting of Spartan California Municipal Income's shareholders was held on March 13, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To continue the effectiveness of Article VIII, Section 4 of the Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	854,830,300.98	87.434
Against	36,359,855.52	3.719
Abstain	57,818,917.01	5.914
Broker Non-Votes	28,673,541.88	2.933
TOTAL	977,682,615.39	100.000
PROPOSAL 2
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	777,611,068.38	79.536
Against	110,200,922.17	11.272
Abstain	61,197,082.96	6.259
Broker Non-Votes	28,673,541.88	2.933
TOTAL	977,682,615.39	100.000
PROPOSAL 3
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	938,400,959.54	95.982
Withheld	39,281,655.85	4.018
TOTAL	977,682,615.39	100.000
Ralph F. Cox
Affirmative	938,653,457.44	96.008
Withheld	39,029,157.95	3.992
TOTAL	977,682,615.39	100.000
	# of Votes Cast	% of Votes Cast
Phyllis Burke Davis
Affirmative	937,804,609.88	95.921
Withheld	39,878,005.51	4.079
TOTAL	977,682,615.39	100.000
Robert M. Gates
Affirmative	937,949,333.06	95.936
Withheld	39,733,282.33	4.064
TOTAL	977,682,615.39	100.000
Abigail P. Johnson
Affirmative	932,287,645.25	95.357
Withheld	45,394,970.14	4.643
TOTAL	977,682,615.39	100.000
Edward C. Johnson 3d
Affirmative	937,708,121.05	95.911
Withheld	39,974,494.34	4.089
TOTAL	977,682,615.39	100.000
Donald J. Kirk
Affirmative	937,990,756.55	95.940
Withheld	39,691,858.84	4.060
TOTAL	977,682,615.39	100.000
Marie L. Knowles
Affirmative	939,224,334.36	96.066
Withheld	38,458,281.03	3.934
TOTAL	977,682,615.39	100.000
Ned C. Lautenbach
Affirmative	937,796,249.79	95.920
Withheld	39,886,365.60	4.080
TOTAL	977,682,615.39	100.000
Peter S. Lynch
Affirmative	939,199,268.42	96.064
Withheld	38,483,346.97	3.936
TOTAL	977,682,615.39	100.000
	# of Votes Cast	% of Votes Cast
Marvin L. Mann
Affirmative	932,944,682.33	95.424
Withheld	44,737,933.06	4.576
TOTAL	977,682,615.39	100.000
William O. McCoy
Affirmative	938,907,470.16	96.034
Withheld	38,775,145.23	3.966
TOTAL	977,682,615.39	100.000
William S. Stavropoulos
Affirmative	936,809,586.42	95.819
Withheld	40,873,028.97	4.181
TOTAL	977,682,615.39	100.000
PROPOSAL 4
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	808,069,248.95	82.651
Against	69,594,806.56	7.119
Abstain	71,345,018.00	7.297
Broker Non-Votes	28,673,541.88	2.933
TOTAL	977,682,615.39	100.000
PROPOSAL 5
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	799,012,577.97	81.725
Against	76,868,613.42	7.862
Abstain	73,127,882.12	7.480
Broker Non-Votes	28,673,541.88	2.933
TOTAL	977,682,615.39	100.000

*Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)

Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

New York

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research
Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Citibank, N.A.

New York, NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

CMS-ANN-0402 155785
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